UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6318

Consulting Group Capital Markets Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: August 31, 2003

ITEM 1.   REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.


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[LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                       International Equity Investments
                      Emerging Markets Equity Investments
                    International Fixed Income Investments


         Annual Report

         August 31, 2003
                                     [LOGO] TRAK(R)
                                     Personalized Investment Advisory Service

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Table of Contents



SHAREHOLDER LETTER........................................................  1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS.........................  4

    SMALL CAPITALIZATION GROWTH INVESTMENTS...............................  6

    INTERNATIONAL EQUITY INVESTMENTS......................................  8

    EMERGING MARKETS EQUITY INVESTMENTS................................... 10

    INTERNATIONAL FIXED INCOME INVESTMENTS................................ 12

SCHEDULES OF INVESTMENTS.................................................. 16

STATEMENTS OF ASSETS AND LIABILITIES...................................... 50

STATEMENTS OF OPERATIONS.................................................. 52

STATEMENTS OF CHANGES IN NET ASSETS....................................... 54

NOTES TO FINANCIAL STATEMENTS............................................. 58

FINANCIAL HIGHLIGHTS...................................................... 71

INDEPENDENT AUDITORS' REPORT.............................................. 74

ADDITIONAL INFORMATION.................................................... 75

TAX INFORMATION........................................................... 78

Consulting Group
Capital Markets Funds

DEAR SHAREHOLDER,

The global financial markets rose sharply from mid-March 2003 through the end of the fiscal year for the Consulting Group Capital Markets Funds (or collectively the "Portfolios"). The gains more than offset the losses suffered in the first six months of the fiscal year (through February 2003). For the full year ended August 31, 2003, the U.S equity markets rose 12.06% as measured by the S&P 500 Index. The international equity markets increased 9.11% as measured by the Morgan Stanley Capital International Europe, Australasia and the Far East ("MSCI EAFE Index"). Bond market returns were positive as interest rates fell for much of the year. These positive returns mask the volatility in returns and investor sentiment. Through October 2002, the global investors' preference was to hold the lowest risk assets and avoid the higher risk assets. Since then, investors have shifted assets back to equities and corporate bonds.

We have detailed the causes of the risk aversion in several of our earlier letters. The concerns over the inconsistent economic recovery, geopolitical risks, and the broad heading of corporate governance remain. However, since March, investors have decided to focus on the positive effects of an accommodative monetary and fiscal policy and the potential and benefits for economic and profit growth. Within the equity universe, investors favored smaller companies and companies with greater earnings leverage to the economic recovery. The relative safety of companies that have earnings stability and quality lagged the market in the recent rebound.

The impact of the change in market behavior is significant. Large Capitalization Growth Investments and Small Capitalization Growth Investments struggled during the worst phases of the bear market. The Portfolios remained committed to their growth mandates and produced strong returns during the rebound. Small Capitalization Growth Investments returned 31.30% for the twelve-month period ended August 31, 2003, the highest of any of the Portfolios, although it did underperform the comparative index, the Russell 2000 Growth Index, which returned 34.90% during the period. Large Capitalization Growth Investments produced the highest outperformance compared to its benchmark, returning 24.16% compared to the Russell 1000 Growth Index return of 14.08%. The Portfolio benefited by having a more aggressive portfolio positioning than the index as the market began the preference for high beta, or riskier stocks, in the spring of 2003.

Small Capitalization Value Equity Investments returned 13.12%, underperforming its benchmark, the Russell 2000 Value Index, which returned 23.68%. Large Capitalization Value Equity Investments returned 8.75%, underperforming its benchmark, the Russell 1000 Value Index, which returned 11.63%. Both Portfolios were positioned to be slightly less economically sensitive than their comparative index. The more conservative posture of Small Capitalization Value Equity Investments benefited shareholders during the bear market, but hurt during this rebound. Large Capitalization Value Equity Investments had a very large part of the portfolio in dividend paying companies. While there has been much talk about the changing tax law pertaining to dividends, the market has not rewarded those issues so far in 2003. Dividend paying companies tend to have more stable streams of earnings and the market's preference has been for earnings recovery from low levels or from money losing companies.

The return to equity investing was a global phenomenon, similar to the retreat from equities. Many of the same trends that drove equity prices in the U.S. drove equity prices in foreign markets. The primary factors or statistics that influenced returns were high beta, high influence of the economic cycle, and the ability to bounce farther back up from the lows. Many have started to invest under the belief that the harder the fall, the higher the recovery. Unfortunately in both the U.S. and foreign markets, we believe corporate successes and earnings recovery is still very far away for many of these stocks. International Equity Investments returned 13.21% for the year ended August 31, 2003, while the MSCI EAFE Index returned 9.11% for the same period.

The bond market received much attention during the equity bear market as the safe haven in which to invest. This perception hides the risks and volatility within the fixed-income markets. In the summer of 2003, interest rates on longer-term government bonds rose sharply. For some individual bond issues, the corresponding drop in price was a near 10% loss in value. As we highlighted in earlier letters, the recent recovery in the corporate bond market was one of the positive fundamental factors that helped equity prices to begin climbing off the October 2002 lows. Like the equity market recovery, the individual fixed-income securities that performed best were those rated below investment grade. The high-yield sector of the bond market produced returns that looked equity-like (greater than 20% for the one-year period). High Yield Investments returned 14.57%, underperforming its benchmark, the Lehman Brothers High Yield Index, which returned 24.86%, since the Portfolio was underrepresented in lowest rated securities.

For the full year ended August 31, 2003, there were two changes to the management structure of the Portfolios. Consulting Group, as investment manager for the Portfolios, will make recommendations to replace or terminate a manager or managers that no longer meet the expectations that have been established for the Portfolio.

During the period under review, Consulting Group recommended, and the Board of Trustees approved, the following changes to the Portfolios.

 . Kern Capital Management was terminated from Small Capitalization Growth Investments. The new target allocation for the sub-advisers is Wall Street Associates 34%, Westfield Capital Management 33% and Westpeak Global Advisors, L.P. 33%.

 . Deutsche Asset Management Investment Services Limited was terminated from International Equity Investments and replaced by Philadelphia International Advisors LP ("PIA"). The target allocation for the sub-advisers is 33% PIA, 34% Brandywine Asset Management and 33% Oeschle International.

A detailed summary of the Portfolios' performance can be found on page 3.

Overall, equity markets produced positive returns for the year, about which we are pleased. The importance of asset allocation and diversification of assets remains at the core of our process. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

/s/ R Jay Gerken

R. Jay Gerken, CFA
Chairman

October 10, 2003

 Performance of the Consulting Group Capital Markets Funds for the Year Ended August 31, 2003+

              Emerging Markets Equity Investments.......... 25.51%
              Government Money Investments++...............  0.85
              High Yield Investments....................... 14.57
              Intermediate Fixed Income Investments........  4.78
              International Equity Investments............. 13.21
              International Fixed Income Investments....... 10.28
              Large Capitalization Growth Investments...... 24.16
              Large Capitalization Value Equity Investments  8.75
              Long-Term Bond Investments...................  4.59
              Mortgage Backed Investments++................ (0.90)
              Multi-Sector Fixed Income Investments++...... (0.37)
              Municipal Bond Investments...................  2.51
              Small Capitalization Growth Investments...... 31.30
              Small Capitalization Value Equity Investments 13.12

--------
+ All figures represent past performance and is not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   The Portfolios are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

++ Performance figures may reflect fee waivers and/or expense reimbursements.
   Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

                                    [Graphic]



Small Capitalization Value Equity Investments

 ABOUT THE SUB-ADVISERS

.. Rutabaga Capital Management LLC ("Rutabaga Capital")
 Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm's analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

.. Furman Selz Capital Management LLC ("Furman Selz")
 Selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate.

.. NFJ Investment Group ("NFJ")
 An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The sub-adviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.


During the year of September 1, 2002 through August 31, 2003, the sub-advisers to Small Capitalization Value Equity Investments ("Portfolio") were Rutabaga Capital, Furman Selz and NFJ. The allocation among the sub-advisers at the end of the period was Rutabaga Capital 33%, Furman Selz 33% and NFJ 34%. The Portfolio underperformed the Russell 2000 Value Index and its Lipper Peer Group Average.

The technology and healthcare sectors provided the best returns within the Russell 2000 Value Index--particularly in the past six months. The Russell 2000 Value benchmark performance exceeded that of the Portfolio for the period primarily due to an under weighting in each of these sectors. The Furman Selz allocation trailed the benchmark in several sectors including financial services due to a significant underweight and energy and healthcare due to stock selection. Superior performance was seen in industrials and information technology sectors due to stock selection and consumer discretionary as a result of a meaningful overweight. The performance of the Rutabaga Capital allocation during the early part of the fiscal year was marred by poor stock selection: specifically, four stocks were down over 50% from August 31, 2002 to December 31, 2002. For the NFJ allocation, all sector returns for the period were positive, any of which produced double-digit performance results, along with over half of the positions in the Portfolio. The technology and healthcare sectors provided the best returns, particularly in the past six months. The Portfolio remains committed to its value mandate.

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index/1/ and the Lipper
Small Cap Value Funds Average./2/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Fund with the Russell 2000 Value Index and the Lipper Small Cap Value Funds Average

                                    [CHART]

               Small             Small
          Capitalization    Capitalization
           Value Equity      Value Equity                      Lipper Small
            Investments*      Investments      Russell 2000     Cap Value
          (With TRAK Fee)  (Without TRAK Fee)   Value Index   Funds Average
          ---------------  -----------------    -----------   -------------

     8/93    $10,000          $10,000             $10,000        $10,000
     8/94      9,525            9,669              10,807         10,623
     8/95     10,557           10,878              12,490         12,446
     8/96     11,697           12,236              14,003         14,203
     8/97     16,408           17,424              19,227         19,626
     8/98     14,089           15,187              16,928         16,311
     8/99     15,768           17,254              18,406         19,135
     8/00     16,324           18,132              20,928         22,726
     8/01     19,294           21,756              24,703         26,683
     8/02     18,465           21,135              23,320         25,245
     8/03     20,577           23,909              28,842         30,776




All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited) Average Annual Total Returns for Period Ended August 31, 2003

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (11/18/91)               9.78%           8.14%
       10 year                                  9.11            7.48
       5 year                                   9.50            7.87
       3 year                                   9.66            8.02
       1 year                                  13.12           11.44
      ------------------------------------------------------------------

                    See pages 14 and 15 for all footnotes.

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                                    [Graphic]



Small Capitalization
Growth Investments

 ABOUT THE SUB-ADVISERS

.. Wall Street Associates ("Wall Street")
 Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

.. Westfield Capital Management Co., Inc. ("Westfield Capital")
 Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

.. Westpeak Global Advisors, L.P. ("Westpeak")
 Employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earning surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced.

During the year of September 1, 2002 through August 31, 2003, the sub-advisers to Small Capitalization Growth Investments ("Portfolio") were Wall Street, Westfield Capital and Westpeak. The allocation among the sub-advisers at the end of the period was Wall Street 34%, Westfield Capital 33% and Westpeak 33%. The Portfolio slightly underperformed the Russell 2000 Growth Index for the period, but outperformed its Lipper Peer Group Average.

During the period under review, investors favored smaller companies and companies with greater earnings leverage to the economic recovery. The Wall Street allocation overweight to technology and strong stock selection drove performance. Virtually all the major economic sectors produced double-digit returns. Overall, stock selection added 8.3% and sector allocation contributed 2.9% to performance during the period. The Westfield Capital allocation was driven primarily by the technology sector, although the underweight in the sector had a negative impact on performance. The sectors with the greatest positive returns were in healthcare, energy and consumer discretionary. The Westpeak allocation outperformed in the majority of the past twelve months ending August 31, 2003, although there were some brief periods of speculation in the marketplace where underperformance overwhelmed the more extended periods of positive relative returns. In particular, October and November of 2002 were characterized by the dominance of highly volatile, low-priced, negative earnings companies primarily in the technology sector. In October of 2002, Kern Capital was terminated as a sub-adviser to the Portfolio. The Portfolio remains committed to its growth mandate.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index/3/ and the Lipper
Small Cap Growth Funds Average./4/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) SMALL CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Fund with the Russell 2000 Growth Index and the Lipper Small Cap Growth Funds Average
                                    [CHART]

                  Small               Small
            Capitalization      Capitalization
                 Growth              Growth         Russell 2000  Lipper Small
              Investments*        Investments         Growth       Cap Growth
             (With TRAK Fee)   (Without TRAK Fee)     Index      Funds Average
            ---------------   ------------------      -----      -------------
     8/93       $10,000              $10,000         $10,000        $10,000
     8/94        11,150               11,318          10,378         10,534
     8/95        15,185               15,648          13,088         13,811
     8/96        18,149               18,985          14,304         16,318
     8/97        21,012               22,312          17,169         19,893
     8/98        15,504               16,712          12,651         15,847
     8/99        22,042               24,119          18,130         23,596
     8/00        32,693               36,315          25,214         39,162
     8/01        21,188               23,891          16,404         27,378
     8/02        15,339               17,558          12,136         20,569
     8/03        19,840               23,053          16,371         26,473




All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2003

                                               Without TRAK Fee With TRAK Fee*
------------------------------------------------------------------------------
 Since inception (11/18/91)                          10.46%           8.81%
 10 year                                              8.71            7.09
 5 year                                               6.64            5.06
 3 year                                             (14.06)         (15.34)
 1 year                                              31.30           29.34
-----------------------------------------------------------------------------

                    See pages 14 and 15 for all footnotes.

                                    [Graphic]



International Equity Investments

 ABOUT THE SUB-ADVISERS

.. Oechsle International Advisors, LLC ("Oechsle")
 Seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis.

.. Philadelphia International Advisors LP ("PIA")
 PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company's growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country's valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

.. Brandywine Asset Management, Inc. ("Brandywine")
 With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.


During the year of September 1, 2002 through August 31, 2003, there was a change in the sub-adviser line-up for International Equity Investments ("Portfolio"). PIA replaced Deutsche Asset Management Investment Services Limited. The allocation among the sub-advisers at the end of the period was Oechsle 33%, Brandywine 33% and PIA 34%. The Portfolio outperformed the Morgan Stanley Capital International ("MSCI") EAFE Index and its Lipper Peer Group Average.

During the period under review, many of the same trends that drove equity prices in the U.S. drove equity prices in foreign markets. The primary factors or statistics that influenced returns were high beta (The measure of an asset's risk in relation to the market or to an alternative benchmark or factors), high influence of the economic cycle, and the ability to bounce farther back up from the lows. The key reason behind the favorable comparison was the security selection in the European and United Kingdom holdings. To a lesser extent, the performance was enhanced by a relatively high exposure to the markets of Greece and Germany. From a sector standpoint, consumer discretionary and utilities were positive to performance.

The PIA allocation outperformed the MSCI EAFE Index since the inception of the account in December 2002, mostly due to security selection in its European and United Kingdom portfolios. PIA continued to favor inexpensive stocks in economically sensitive sectors. The Oeschle allocation had allocations to Italy and Japan, which added value, while France and Switzerland detracted from performance. Consumer discretionary and energy were among the strongest sectors for the allocation. The Brandywine allocation saw positive performance from telecommunications and energy sectors, while financials and industrials struggled. The Portfolio remains committed to its international equity mandate.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index/5/ and the Lipper International Funds Average./6/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Fund with the MSCI EAFE-Capitalization Weighted Index and the Lipper International Funds Average

                                    [CHART]

          International  International       MSCI
             Equity         Equity           EAFE-
          Investments*   Investments     Capitalization      Lipper
             (With         (Without         Weighted     International
           TRAK Fee)      TRAK Fee)         Index        Funds Average
          -------------  ------------      ---------     --------------
    8/93     $10,000       $10,000         $10,000         $10,000
    8/94      11,500        11,674          11,114          11,571
    8/95      11,309        11,654          11,203          11,576
    8/96      11,612        12,147          12,103          12,689
    8/97      12,530        13,305          13,200          14,571
    8/98      12,779        13,775          13,182          14,414
    8/99      15,618        17,090          13,163          18,098
    8/00      18,335        20,366          14,420          21,542
    8/01      12,883        14,527          10,909          15,816
    8/02      10,651        12,191           9,278          13,493
    8/03      11,878        13,801          10,123          14,506


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 INTERNATIONAL EQUITY INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2003

                                               Without TRAK Fee With TRAK Fee*
------------------------------------------------------------------------------
 Since inception (11/18/91)                           4.37%           2.82%
 10 year                                              3.27            1.74
 5 year                                               0.04           (1.45)
 3 year                                             (12.16)         (13.47)
 1 year                                              13.21           11.52
-----------------------------------------------------------------------------

                    See pages 14 and 15 for all footnotes.

                                    [Graphic]


Emerging Markets Equity Investments


 ABOUT THE SUB-ADVISERS

.. SSgA Funds Management, Inc. ("SSgA")
 Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

.. F&C Emerging Markets Ltd. ("F&C")
 Active management style combines a rigorous top-down macroeconomic approach to country allocation with fundamental, bottom-up stock selection. Investment decisions are founded on the primary research undertaken by the in-house investment managers.


During the year September 1, 2002 through August 31, 2003, the sub-advisers to the Emerging Markets Equity Investments ("Portfolio") were SSgA and F&C. The allocation among the sub-advisers at the end of the period was SSgA 50% and F&C 50%. The Portfolio underperformed the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index and the Lipper Peer Group Average.

During the period under review, every market except for the Philippines posted positive returns, with many offering double digit gains. Regionally, MSCI Europe, Mid-East and Africa was up 29%, MSCI Latin America was up 34% and MSCI Asia was up 21%. In general, the Portfolio benefited from positive company and country selection by both managers.

In the F&C allocation, the key areas of strength were a gradual move to an overweight position in India and an overweight position in Russia. F&C also benefited recently from an overweight position in Brazil. In the last five months of the fiscal year, SSgA's allocation saw gains resulting from a relief that the mission in Iraq was accomplished without the use of weapons of mass destruction or major acts of global terrorism, the apparent containment of the SARS virus, and that the initial fears of a displacement of global trade proved to be premature. An overall increased optimism on the state of the U.S. economy also helped. The Portfolio remains committed to its emerging markets mandate.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Free Index/7/ and the Lipper Emerging Markets Funds Average./8/

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2003 (unaudited) EMERGING MARKETS EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Average
                                    [CHART]

                   Emerging          Emerging
                    Markets           Markets          MSCI
                    Equity            Equity         Emerging     Lipper
     Emerging
                  Investments*      Investments       Markets       Markets
     Funds
                (With TRAK Fee) (Without TRAK Fee)  Free Index        Average

     4/20/94       $10,000          $10,000          $10,000          $10,000
        8/94        11,797           11,863           12,008           11,576
        8/95         9,863           10,068           10,039            9,849
        8/96        10,521           10,901           10,421           10,714
        8/97        11,388           11,978           10,899           12,475
        8/98         5,667            6,051            5,421            6,704
        8/99         8,673            9,401            9,339           10,363
        8/00         9,380           10,321            9,927           12,223
        8/01         6,437            7,190            7,165            8,726
        8/02         6,507            7,378            7,342            9,020
     8/31/03         8,046            9,260            9,466           11,421

All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2003

                                               Without TRAK Fee With TRAK Fee*
------------------------------------------------------------------------------
 Since inception (4/20/94)                          (0.82)%         (2.30)%
 5 year                                              8.88            7.26
 3 year                                             (3.55)          (4.99)
 1 year                                              25.51          23.64
-----------------------------------------------------------------------------

                    See pages 14 and 15 for all footnotes.

                                    [Graphic]




International Fixed Income Investments

 ABOUT THE SUB-ADVISER

.. Julius Baer Investment Management Inc. ("Julius Baer")
 Applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the sub-adviser forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The sub-adviser employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.


During the year of September 1, 2002 through August 31, 2003, the sub-adviser to the International Fixed Income Investments ("Portfolio") was Julius Baer. The Portfolio underperformed its benchmark and the Lipper Peer Group Average.

Several important themes in the last twelve months impacted performance, including the risk of deflation and the Fed's efforts to stave it off, the question of whether growth will return, and the war and continued involvement in Iraq. The Fed's efforts to stave off deflation manifested itself in rate cuts that brought market rates to their lowest point in decades, helping the Portfolio. Credit markets also rallied on the prospect of renewed growth to the benefit of the Portfolio, while whether or not growth has picked up in any meaningful and sustained manner remains unresolved.

Several times during the last twelve months, the outlook for growth teetered between positive and negative. This changing attitude peaked in July 2003, when bond markets had their worst month in more than forty years, becoming the largest detractor to the Portfolio over the last twelve months. Elsewhere, the Euro took center stage for much of the first part of this year, helping returns substantially. Japan saw a spike in the market that offered an opportunity to re-enter a market that had had little appeal for a long time. Although the global economy is recovering, the sub-adviser favors bond markets, especially Treasuries. In terms of markets, the sub-adviser currently favors the U.S. over Europe and Japan.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Global Markets Non-U.S. Government Bond Index/9/ and the Lipper International Income Funds Average./10/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Fund with the Citigroup Global Markets Non-U.S. Government Bond Index and the Lipper International Income Funds Average


                                    [CHART]

           International      International    Citigroup Global      Lipper
           Fixed Income       Fixed Income     Markets Non-U.S.  International
           Investments*       Investments      Government Bond    Income Funds
          (With TRAK Fee)  (Without TRAK Fee)      Index             Average
          ---------------  ------------------      -----             -------
    8/93     $10,000           $10,000            $10,000           $10,000
    8/94       9,949            10,099             10,529             9,803
    8/95      11,532            11,883             12,214            11,228
    8/96      12,729            13,315             14,733            12,646
    8/97      12,349            13,113             14,232            13,308
    8/98      13,436            14,484             15,097            14,073
    8/99      13,507            14,780             15,050            14,540
    8/00      12,490            13,874             14,170            14,276
    8/01      12,771            14,400             14,693            15,234
    8/02      13,637            15,609             16,202            16,507
    8/03      14,815            17,214             18,050            18,341




All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
 Average Annual Total Returns for Period Ended August 31, 2003

                                               Without TRAK Fee With TRAK Fee*
------------------------------------------------------------------------------
 Since inception (11/18/91)                          6.63%           5.04%
 10 year                                             5.58            4.01
 5 year                                              3.51            1.97
 3 year                                              7.46            5.86
 1 year                                             10.28            8.64
-----------------------------------------------------------------------------

                    See pages 14 and 15 for all footnotes.

FOOTNOTES

 * The Portfolios are available only to investors participating in an advisory program. These programs charge an annual fee which in the case of TRAK(R), may be up to 1.50%.

 1 The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 2 The Lipper Small Cap Value Funds Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap value companies.

 3 The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 4 The Lipper Small Cap Growth Funds Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap growth companies.

 5 The Morgan Stanley Capital International EAFE Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 6 The Lipper International Funds Average is an equally weighted average of the funds that invest their assets in securities with primary trading markets outside of the United States.

 7 The Morgan Stanley Capital International Emerging Markets Free Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 8 The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least
    65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

 9 The Citigroup Global Markets Non-U.S. Government Bond Index, formerly known as Salomon Smith Barney Non-U.S. Government Bond Index (unhedged), is an index subset of the Citigroup Global Markets World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

10 The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States.

          Schedules of Investments
          August 31, 2003

Small Capitalization Value Equity Investments
----------------------------------------------------------

  Shares                Security                 Value
----------------------------------------------------------
COMMON STOCK -- 96.3%

Aerospace and Defense -- 2.3%
    155,960 Armor Holdings, Inc.*............ $  2,364,354
     25,800 Curtiss-Wright Corp..............    1,754,400
    128,000 Kaman Corp., Class A Shares......    1,651,200
     53,000 Precision Castparts Corp.........    1,876,200
     76,100 World Fuel Services Corp.........    2,073,725
                                              ------------
                                                 9,719,879
                                              ------------

Auto Components -- 1.0%
     80,000 ArvinMeritor, Inc................    1,505,600
     26,700 BorgWarner, Inc..................    1,901,574
     32,988 Modine Manufacturing Co..........      814,804
                                              ------------
                                                 4,221,978
                                              ------------

Banks -- 7.4%
     88,105 Astoria Financial Corp...........    2,831,695
     79,500 BancorpSouth, Inc................    1,713,225
     11,900 Chittenden Corp..................      343,196
     72,000 Commercial Federal Corp..........    1,785,600
     43,800 FirstMerit Corp..................    1,109,454
    115,510 Fulton Financial Corp............    2,333,302
     26,375 Hudson United Bancorp............    1,041,549
    288,900 NBT Bancorp Inc.+................    6,075,567
    507,225 Ocwen Financial Corp.*...........    2,520,908
     69,900 Old National Bancorp.............    1,630,767
     50,900 Provident Financial Group, Inc.+.    1,359,539
     77,000 Seacoast Financial Services Corp.    1,590,050
     66,100 Susquehanna Bancshares, Inc......    1,742,396
     35,000 UMB Financial Corp...............    1,665,300
     67,200 Washington Federal, Inc..........    1,704,192
     54,600 Webster Financial Corp...........    2,126,670
                                              ------------
                                                31,573,410
                                              ------------

Biotechnology -- 0.5%
    142,505 Serologicals Corp.*+.............    1,980,820
                                              ------------

Building Products -- 1.3%
     81,400 Crane Co.........................    2,083,026
     68,900 Universal Forest Products, Inc...    1,699,763
     57,500 York International Corp..........    1,856,100
                                              ------------
                                                 5,638,889
                                              ------------

Chemicals -- 3.2%
    958,800 Intertape Polymer Group Inc.*....    6,740,364
     51,200 The Lubrizol Corp................    1,740,800
    353,350 Lyondell Chemical Co.+...........    5,052,905
                                              ------------
                                                13,534,069
                                              ------------

Commercial Services and Supplies -- 7.0%
     49,900 Banta Corp.......................    1,733,027
    112,000 Ennis Business Forms, Inc........    1,655,360
    118,700 Headwaters Inc.*.................    1,654,678
    351,470 Herman Miller, Inc...............    8,217,368

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                           Security                            Value
--------------------------------------------------------------------------------

Commercial Services and Supplies -- 7.0% (continued)
     91,315 Ionics, Inc.*+......................................... $  2,008,930
     42,600 Landauer, Inc..........................................    1,563,846
     60,800 McGrath Rentcorp.......................................    1,684,160
     40,700 Roto-Rooter, Inc.......................................    1,568,171
    458,500 Schawk, Inc.+..........................................    5,502,000
     44,700 United Stationers Inc.*................................    1,816,608
     99,465 Watson Wyatt & Co. Holdings*...........................    2,298,636
                                                                    ------------
                                                                      29,702,784
                                                                    ------------

Communications Equipment -- 0.8%
    408,400 Powerwave Technologies, Inc.*+.........................    3,450,980
                                                                    ------------

Construction and Engineering -- 1.3%
    403,350 Quanta Services, Inc.*+................................    3,835,858
     65,537 Washington Group International, Inc.*..................    1,646,945
                                                                    ------------
                                                                       5,482,803
                                                                    ------------

Construction Materials -- 2.5%
     34,000 Florida Rock Industries, Inc...........................    1,766,300
    225,800 Martin Marietta Materials, Inc.........................    8,632,334
                                                                    ------------
                                                                      10,398,634
                                                                    ------------

Containers and Packaging -- 0.9%
     84,200 Greif Inc., Class A Shares.............................    2,152,152
    105,700 Rock-Tenn Co., Class A Shares..........................    1,707,055
                                                                    ------------
                                                                       3,859,207
                                                                    ------------

Electric Utilities -- 1.6%
    200,400 Cleco Corp.+...........................................    3,134,256
     80,100 OGE Energy Corp.+......................................    1,740,573
     62,300 PNM Resources Inc......................................    1,707,020
                                                                    ------------
                                                                       6,581,849
                                                                    ------------

Electrical Equipment -- 3.5%
     98,000 Acuity Brands, Inc.....................................    1,755,180
     46,000 AMETEK, Inc............................................    1,930,160
    344,200 Belden Inc.+...........................................    6,312,628
    109,615 Rayovac Corp.*+........................................    1,532,418
     77,000 Regal-Beloit Corp......................................    1,741,740
     44,000 Tecumseh Products Co., Class A Shares..................    1,725,680
                                                                    ------------
                                                                      14,997,806
                                                                    ------------

Electronic Equipment and Instruments -- 0.6%
     16,900 Analogic Corp..........................................      863,759
    134,900 Methode Electronics, Inc., Class A Shares..............    1,618,800
                                                                    ------------
                                                                       2,482,559
                                                                    ------------

Energy Equipment and Services -- 3.6%
     60,500 Helmerich & Payne, Inc.................................    1,769,625
  1,305,620 Input/Output, Inc.*....................................    5,770,840
     84,900 Rowan Cos., Inc.*......................................    2,125,896
  1,477,300 Stolt Offshore S.A., ADR*..............................    3,796,661
     63,000 Tidewater Inc..........................................    1,809,360
                                                                    ------------
                                                                      15,272,382
                                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                           Security                            Value
--------------------------------------------------------------------------------

Food and Drug Retailing -- 3.2%
    111,000 Casey's General Stores, Inc............................ $  1,720,500
    111,700 Ruddick Corp...........................................    1,853,103
  1,182,100 Smart & Final Inc.*+...................................    7,163,526
     14,700 Weis Markets, Inc......................................      515,970
    209,650 Wild Oats Markets, Inc.*+..............................    2,490,642
                                                                    ------------
                                                                      13,743,741
                                                                    ------------

Food Products -- 1.6%
     45,425 American Italian Pasta Co.*+...........................    1,895,131
     53,600 Corn Products International, Inc.......................    1,690,008
     61,500 Fresh Del Monte Produce Inc.+..........................    1,706,625
     78,000 Sensient Technologies Corp.+...........................    1,622,400
                                                                    ------------
                                                                       6,914,164
                                                                    ------------

Gas Utilities -- 2.8%
     67,600 Atmos Energy Corp.+....................................    1,646,060
     50,500 Energen Corp...........................................    1,801,840
     71,200 National Fuel Gas Co...................................    1,648,280
     59,200 Northwest Natural Gas Co...............................    1,686,608
     39,800 Peoples Energy Corp....................................    1,597,970
     52,500 UGI Corp.+.............................................    1,603,875
     63,400 WGL Holdings Inc.......................................    1,704,826
                                                                    ------------
                                                                      11,689,459
                                                                    ------------

Healthcare - Equipment and Supplies -- 2.3%
     74,400 Arrow International, Inc...............................    1,923,984
     48,000 The Cooper Cos., Inc...................................    1,780,320
    156,600 Cytyc Corp.*...........................................    2,048,328
     49,500 Invacare Corp..........................................    1,879,515
     67,810 Zoll Medical Corp.*+...................................    2,212,640
                                                                    ------------
                                                                       9,844,787
                                                                    ------------

Healthcare - Providers and Services -- 1.3%
    164,240 Cross Country Healthcare, Inc.*+.......................    2,562,144
     72,500 Owens & Minor, Inc.....................................    1,689,250
     44,000 Triad Hospitals, Inc.*.................................    1,425,600
                                                                    ------------
                                                                       5,676,994
                                                                    ------------

Hotels, Restaurants and Leisure -- 3.0%
     60,000 Bob Evans Farms, Inc...................................    1,621,800
     57,935 CBRL Group, Inc........................................    2,020,773
     45,400 IHOP Corp..............................................    1,599,896
     47,800 RARE Hospitality International, Inc.*..................    1,820,224
    404,500 The Steak n Shake Co.*+................................    5,845,025
                                                                    ------------
                                                                      12,907,718
                                                                    ------------

Household Durables -- 3.6%
    103,200 Furniture Brands International, Inc.*..................    2,956,680
     41,200 Lancaster Colony Corp..................................    1,638,524
     58,600 Libbey Inc.............................................    1,612,086
     45,100 Russ Berrie and Co., Inc...............................    1,628,561
     66,600 Snap-On Inc............................................    1,964,700
     99,000 Tupperware Corp........................................    1,616,670

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                           Security                            Value
--------------------------------------------------------------------------------

Household Durables -- 3.6% (continued)
    122,500 Universal Electronics Inc.*+........................... $  1,626,677
     97,615 The Yankee Candle Co., Inc.*...........................    2,289,072
                                                                    ------------
                                                                      15,332,970
                                                                    ------------

Information Technology Consulting and Services -- 0.5%
    133,330 Forrester Research, Inc.*..............................    2,151,946
                                                                    ------------

Insurance -- 5.8%
     58,000 AmerUs Group Co.+......................................    1,869,340
     29,900 Delphi Financial Group, Inc., Class A Shares...........    1,436,994
     89,245 HCC Insurance Holdings, Inc............................    2,613,094
    142,250 IPC Holdings, Ltd......................................    4,987,285
     33,400 LandAmerica Financial Group, Inc.......................    1,533,060
     17,600 Markel Corp.*..........................................    4,730,000
     96,100 Mercury General Corp.+.................................    4,197,648
    125,100 Ohio Casualty Corp.*+..................................    1,726,380
     29,700 StanCorp Financial Group, Inc..........................    1,683,693
                                                                    ------------
                                                                      24,777,494
                                                                    ------------

Internet Software and Services -- 0.8%
    514,400 SonicWALL, Inc.*.......................................    3,215,000
                                                                    ------------

Leisure Equipment and Products -- 3.0%
    345,050 Arctic Cat Inc.+.......................................    7,535,892
    229,150 Callaway Golf Co.......................................    3,444,125
    150,000 Sturm, Ruger & Co., Inc.+..............................    1,675,500
                                                                    ------------
                                                                      12,655,517
                                                                    ------------

Machinery -- 4.3%
     39,400 Actuant Corp., Class A Shares*.........................    2,028,706
     73,500 Barnes Group Inc.......................................    1,855,875
    107,980 Esterline Technologies Corp.*..........................    2,133,685
     46,000 Harsco Corp............................................    1,793,540
     79,000 Lincoln Electric Holdings, Inc.........................    1,794,564
    303,650 Robbins & Myers, Inc.+.................................    6,901,964
     88,900 Valmont Industries, Inc................................    1,890,903
                                                                    ------------
                                                                      18,399,237
                                                                    ------------

Marine -- 0.4%
     57,900 Alexander & Baldwin, Inc...............................    1,695,312
                                                                    ------------

Metals and Mining -- 4.2%
    119,900 Arch Coal, Inc.........................................    2,751,705
     89,600 Commercial Metals Co...................................    1,772,288
     57,000 Goldcorp Inc...........................................      742,140
    605,050 GrafTech International Ltd.*...........................    4,840,400
    112,500 Massey Energy Co.......................................    1,423,125
    729,950 Ryerson Tull, Inc......................................    6,343,266
                                                                    ------------
                                                                      17,872,924
                                                                    ------------

Multi-Utilities -- 0.4%
     70,800 Vectren Corp...........................................    1,607,160
                                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                           Security                            Value
--------------------------------------------------------------------------------

Oil and Gas -- 4.0%
     92,000 Berry Petroleum Co., Class A Shares.................... $  1,725,000
     67,400 Cabot Oil & Gas Corp...................................    1,816,430
    118,300 Frontline Ltd.+........................................    1,963,780
     54,000 Patina Oil & Gas Corp..................................    2,000,700
     14,500 Penn Virginia Corp.....................................      652,645
     59,600 St. Mary Land & Exploration Co.+.......................    1,686,680
     54,400 Stone Energy Corp.*....................................    2,105,280
     40,800 Teekay Shipping Corp.+.................................    1,838,040
     57,415 Tom Brown, Inc.*.......................................    1,578,338
    137,000 Vintage Petroleum, Inc.................................    1,531,660
                                                                    ------------
                                                                      16,898,553
                                                                    ------------

Paper and Forest Products -- 0.4%
    120,750 Pope & Talbot, Inc.....................................    1,551,638
                                                                    ------------

Personal Products -- 0.6%
    227,855 Nu Skin Enterprises, Inc...............................    2,574,762
                                                                    ------------

Real Estate -- 3.9%
     33,900 CBL & Associates Properties, Inc.......................    1,660,083
    113,800 Crescent Real Estate Equities Co.......................    1,651,238
     52,000 First Industrial Realty Trust, Inc.....................    1,583,400
     37,000 Health Care Property Investors, Inc....................    1,555,850
     57,000 Healthcare Realty Trust, Inc...........................    1,804,620
    192,700 HRPT Properties Trust..................................    1,747,789
    223,000 La Quinta Corp.*.......................................    1,213,120
     74,000 New Plan Excel Realty Trust............................    1,691,640
     51,900 Shurgard Storage Centers, Inc..........................    1,749,030
     92,500 United Dominion Realty Trust, Inc......................    1,694,600
                                                                    ------------
                                                                      16,351,370
                                                                    ------------

Road and Rail -- 0.4%
     51,300 USF Corp...............................................    1,633,905
                                                                    ------------

Semiconductor Equipment and Products -- 2.4%
    320,400 Cohu, Inc..............................................    7,080,840
    100,300 Ultratech, Inc.*+......................................    2,941,799
                                                                    ------------
                                                                      10,022,639
                                                                    ------------

Specialty Retail -- 3.9%
    133,380 American Eagle Outfitters, Inc.*.......................    2,288,801
     87,000 Burlington Coat Factory Warehouse Corp.................    1,808,730
     67,400 The Cato Corp., Class A Shares.........................    1,600,750
     49,100 Claire's Stores, Inc...................................    1,696,405
    461,500 Cole National Corp.*...................................    5,164,185
    142,500 CSK Auto Corp.*........................................    2,351,250
     49,000 Hughes Supply, Inc.....................................    1,739,500
                                                                    ------------
                                                                      16,649,621
                                                                    ------------

Textiles and Apparel -- 2.4%
     59,100 Brown Shoe Co., Inc....................................    1,832,100
     31,400 Columbia Sportswear Co.*+..............................    1,601,400
     48,300 Kellwood Co............................................    1,763,433
     76,400 Russell Corp...........................................    1,472,992

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                           Security                            Value
--------------------------------------------------------------------------------

Textiles and Apparel -- 2.4% (continued)
    340,050 Unifi, Inc.*........................................... $  2,342,944
    119,000 Wellman, Inc...........................................      963,900
                                                                    ------------
                                                                       9,976,769
                                                                    ------------

Tobacco -- 1.7%
    223,450 Schweitzer-Mauduit International, Inc..................    5,396,317
     38,200 Universal Corp.........................................    1,600,580
                                                                    ------------
                                                                       6,996,897
                                                                    ------------

Transportation Infrastructure -- 1.9%
    566,550 Sea Containers Ltd., Class A Shares+...................    8,129,992
                                                                    ------------
            TOTAL COMMON STOCK
            (Cost -- $358,106,284).................................  408,168,618
                                                                    ------------

   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 3.7%
$15,069,000 Merrill Lynch & Co., Inc., 1.010% due 9/2/03; Proceeds
             at maturity -- $15,070,691; (Fully collateralized by
             U.S. Treasury Notes and Bonds, 1.500% to 13.875% due
             11/15/03 to 8/15/26; Market value -- $15,370,380).....   15,069,000
    521,000 State Street Bank and Trust Co., 0.930% due 9/2/03;
             Proceeds at maturity -- $521,054; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% due
             2/15/29; Market value -- $532,804)....................      521,000
                                                                    ------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $15,590,000)..................................   15,590,000
                                                                    ------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $373,696,284**)............................... $423,758,618
                                                                    ============

--------
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 8).
** Aggregate cost for Federal income tax purposes is $376,215,810.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


Loaned Securities Collateral
August 31, 2003

---------------------------------------------------------------------------------------

   Face
  Amount                               Security                                Value
---------------------------------------------------------------------------------------
$42,861,747 State Street Navigator Securities Lending Trust Prime Portfolio
            (Cost -- $42,861,747).......................................... $42,861,747
                                                                            ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
------------------------------------------------------------

  Shares                 Security                  Value
------------------------------------------------------------
COMMON STOCK -- 95.8%

Aerospace and Defense -- 0.9%
     88,700 Applied Signal Technology, Inc.*... $  1,651,594
    189,800 Armor Holdings, Inc.+..............    2,877,368
      1,758 TIMCO Aviation Services, Inc.......          765
                                                ------------
                                                   4,529,727
                                                ------------

Air Freight and Couriers -- 1.3%
     96,800 EGL, Inc.+.........................    1,715,296
     90,500 J.B. Hunt Transport Services, Inc.+    4,497,850
                                                ------------
                                                   6,213,146
                                                ------------

Airlines -- 0.7%
     36,100 AirTran Holdings, Inc.+............      484,823
     74,400 ExpressJet Holdings, Inc.+.........    1,008,120
    116,600 SkyWest, Inc.*+....................    2,038,168
                                                ------------
                                                   3,531,111
                                                ------------

Banks -- 4.8%
      1,727 Arrow Financial Corp.*.............       55,316
     10,400 Bank of the Ozarks, Inc.*+.........      439,920
      5,800 Capital City Bank Group, Inc.*+....      225,620
      9,900 Capitol Bancorp Ltd.*+.............      272,250
      4,250 Center Financial Corp..............       85,043
      6,793 Chemical Financial Corp.*..........      225,460
     19,976 City Holding Co.*+.................      684,977
      5,400 Commercial Bankshares, Inc.*.......      167,951
     61,200 East-West Bancorp, Inc.*+..........    2,714,832
      4,045 F.N.B. Corp.*......................      112,572
        600 First Community Bancshares, Inc.*..       21,690
     10,200 Firstbank Corp.*+..................      326,400
     39,200 Flagstar Bancorp, Inc.*+...........      765,576
      1,269 Frontier Financial Corp.*..........       38,070
     13,300 Hanmi Financial Corp.*.............      282,878
     26,859 Humboldt Bancorp*+.................      399,904
      1,500 IBT Bancorp, Inc.*+................       76,500
     29,287 Independent Bank Corp.*............      839,073
     37,400 Irwin Financial Corp.*+............      841,874
      8,100 Macatawa Bank Corp.*...............      199,179
      9,700 MB Financial, Inc.*................      417,100
     12,109 MBT Financial Corp.*+..............      183,330
      7,529 Mercantile Bank Corp.*.............      250,490
     14,400 Mid-State Bancshares*..............      306,288
     29,208 Nara Bancorp, Inc.*................      590,002
     21,093 NBT Bancorp Inc.*+.................      443,586
     11,024 PennRock Financial Services Corp.*.      330,720
      4,200 Provident Bancorp, Inc.*...........      160,356
      1,815 Shore Bancshares, Inc.*............       66,248
     16,800 The South Financial Group, Inc.*...      413,112
     90,300 Southwest Bancorp of Texas, Inc.*..    3,337,488
      6,344 Sterling Financial Corp.*..........      164,944
      4,786 Suffolk Bancorp*...................      157,794
    135,600 UCBH Holdings, Inc.*+..............    4,337,844

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
---------------------------------------------------------------------------

  Shares                        Security                          Value
---------------------------------------------------------------------------

Banks -- 4.8% (continued)
      2,400 Union Bankshares Corp.*........................... $     73,258
      4,944 United Community Banks, Inc.*.....................      135,960
        900 United Security Bancshares, Inc.*+................       25,020
      9,300 USB Holding Co., Inc.*............................      171,213
      3,100 Virginia Financial Group, Inc.*...................       98,890
      3,014 Washington Trust Bancorp, Inc.*...................       80,353
     75,900 Westcorp*.........................................    2,700,522
     13,700 WSFS Financial Corp.*.............................      598,690
                                                               ------------
                                                                 23,818,293
                                                               ------------

Biotechnology -- 5.2%
     73,700 Affymetrix, Inc.+.................................    1,696,574
     78,600 Aphton Corp.+.....................................      547,056
     68,700 Celgene Corp.+....................................    2,644,263
    185,700 Cell Therapeutics, Inc.+..........................    2,029,701
     70,189 Cephalon, Inc.+...................................    3,112,882
    104,300 Cubist Pharmaceuticals, Inc.+.....................    1,376,760
     40,844 Enzo Biochem, Inc.+...............................      727,023
     13,400 Enzon Pharmaceuticals, Inc.+......................      152,358
    104,302 Genencor International Inc.+......................    1,719,940
     27,466 Idexx Laboratories, Inc.+.........................    1,142,860
     47,700 Ilex Oncology, Inc.+..............................      803,268
     78,266 Kos Pharmaceuticals, Inc.+........................    2,950,628
     25,600 Myriad Genetics, Inc.+............................      320,512
    137,200 Nabi Biopharmaceuticals...........................      879,452
     29,500 Neose Technologies, Inc.+.........................      288,245
     29,600 Neurocrine Biosciences, Inc.+.....................    1,583,896
     26,300 Techne Corp.......................................      882,102
    123,300 Transkaryotic Therapies, Inc.+....................    1,547,292
    122,700 Tularik Inc.+.....................................    1,242,951
                                                               ------------
                                                                 25,647,763
                                                               ------------

Commercial Services and Supplies -- 6.5%
     87,600 Career Education Corp.+...........................    3,953,388
     17,900 CCC Information Services Group+...................      275,302
    114,000 Checkfree Corp.+..................................    2,619,720
     28,800 Corporate Executive Board Co......................    1,271,520
     67,900 CSG Systems International, Inc....................    1,053,808
     43,600 FactSet Research Systems, Inc.*+..................    2,116,780
     48,100 Infousa Inc.......................................      448,773
    203,600 InterCept, Inc.+..................................    2,604,044
    222,200 Labor Ready, Inc.+................................    2,059,794
     57,669 Lightbridge, Inc..................................      600,334
    140,800 Navigant Consulting, Inc..........................    2,140,160
    180,500 NDCHealth Corp.*+.................................    3,822,990
    106,000 Pegasus Solutions Inc.............................    1,531,700
     31,500 Pre-Paid Legal Services, Inc.+....................      706,230
    147,100 Sylvan Learning Systems, Inc.+....................    4,237,951
     84,000 Waste Connections, Inc.+..........................    2,959,320
                                                               ------------
                                                                 32,401,814
                                                               ------------

Communications Equipment -- 5.3%
    159,100 Advanced Fibre Communications, Inc................    3,702,257

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
---------------------------------------------------------------------------

  Shares                        Security                          Value
---------------------------------------------------------------------------

Communications Equipment -- 5.3% (continued)
     69,900 Andrew Corp.+..................................... $    865,362
     42,900 Avocent Corp.+....................................    1,252,680
     16,900 Black Box Corp.*+.................................      795,990
    190,900 Brocade Communications Systems, Inc.+.............    1,076,676
    200,100 Emulex Corp.......................................    4,844,421
    149,200 F5 Networks, Inc.+................................    2,925,812
    180,400 McDATA Corp., Class A Shares+.....................    1,831,060
     66,500 NetScreen Technologies, Inc.+.....................    1,591,345
    263,300 Polycom, Inc.+....................................    4,518,228
     25,000 Tekelec...........................................      437,000
     54,300 UTStarcom, Inc.+..................................    2,332,728
                                                               ------------
                                                                 26,173,559
                                                               ------------

Computers and Peripherals -- 1.0%
     49,400 Advanced Digital Information Corp.................      666,900
    171,500 Cray, Inc.+.......................................    2,172,905
     23,500 Drexler Technology Corp.+.........................      428,170
    104,000 Innovex, Inc......................................    1,374,880
     40,300 Synaptics Inc.....................................      483,600
                                                               ------------
                                                                  5,126,455
                                                               ------------

Construction and Engineering -- 0.3%
     61,300 Chicago Bridge & Iron Co. N.V.*...................    1,637,936
                                                               ------------

Diversified Financials -- 2.8%
     20,000 American Home Mortgage Holdings, Inc.*+...........      321,000
    114,800 AmeriCredit Corp.+................................    1,231,804
    183,250 CompuCredit Corp.+................................    2,688,278
    155,700 eSPEED, Inc., Class A Shares......................    3,549,960
     12,900 First Citizens Banc Corp.*+.......................      357,330
      6,800 Heartland Financial USA, Inc.*....................      192,865
     93,400 Investors Financial Services Corp.*+..............    2,791,726
     67,050 New Century Financial Corp.*+.....................    1,634,009
     47,200 Portfolio Recovery Associates, Inc.+..............    1,289,504
                                                               ------------
                                                                 14,056,476
                                                               ------------

Diversified Telecommunication Services -- 0.3%
     48,200 General Communication+............................      412,110
     50,600 Intrado, Inc.+....................................      918,390
                                                               ------------
                                                                  1,330,500
                                                               ------------

Electrical Equipment -- 0.7%
    120,900 Global Power Equipment Group Inc.+................      661,323
    246,500 Power-One, Inc.+..................................    2,911,165
                                                               ------------
                                                                  3,572,488
                                                               ------------

Electronic Equipment and Instruments -- 3.5%
    221,000 Artesyn Technologies, Inc.+.......................    1,779,050
     41,100 Cognex Corp.*+....................................    1,260,126
     25,800 CTS Corp.*........................................      332,304
     45,900 Global Imaging Systems, Inc.+.....................    1,180,089
     85,000 Keithley Instruments, Inc.*+......................    1,356,600
     50,500 Newport Corp.+....................................      902,435

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
---------------------------------------------------------------------

  Shares                      Security                      Value
---------------------------------------------------------------------

Electronic Equipment and Instruments -- 3.5% (continued)
     33,900     OSI Systems, Inc.+...................... $    519,348
    379,300     PerkinElmer, Inc.*......................    6,273,622
     33,300     Planar Systems Inc......................      800,199
     15,800     Trimble Navigation Ltd.+................      422,650
     80,100     Varian Inc..............................    2,723,400
                                                         ------------
                                                           17,549,823
                                                         ------------

Energy Equipment and Services -- 6.4%
    109,800     Grey Wolf, Inc.+........................      416,142
    129,600     Hanover Compressor Co.+.................    1,345,248
    100,100     Helmerich & Payne, Inc.*+...............    2,927,925
    279,900     Horizon Offshore, Inc.+.................    1,206,369
    338,100     Key Energy Services, Inc.+..............    3,502,716
    187,500     Maverick Tube Corp......................    3,185,625
    111,100     National-Oilwell, Inc.+.................    2,175,338
    140,700     NS Group, Inc.+.........................    1,125,600
    110,100     Patterson-UTI Energy, Inc.+.............    3,285,384
     98,200     Precision Drilling Corp.+...............    3,919,162
    318,200     Superior Energy Services, Inc.+.........    3,427,014
     22,600     Unit Corp.+.............................      487,256
    213,700     Veritas DGC Inc.+.......................    1,953,218
    151,500     W-H Energy Services, Inc.+..............    2,825,475
                                                         ------------
                                                           31,782,472
                                                         ------------

Food Products -- 0.3%
     65,100     Delta & Pine Land Co.*+.................    1,620,990
                                                         ------------

Healthcare - Equipment and Supplies -- 6.7%
    110,600     Aspect Medical Systems, Inc.+...........    1,133,650
      8,400     Biosite Inc.+...........................      389,760
     37,100     Cholestech Corp.........................      337,981
     18,000     Closure Medical Corp.+..................      444,960
     59,800     CTI Molecular Imaging, Inc.+............      899,392
     65,900     Cyberonics, Inc.+.......................    1,814,227
     39,600     DJ Orthopedics Inc......................      467,280
    191,100     I-Flow Corp.+...........................    1,586,130
     34,700     Immucor, Inc.+..........................      867,500
    156,800     Integra LifeSciences+...................    4,235,168
    200,800     Laserscope+.............................    1,985,912
     81,600     Meridian Bioscience, Inc.*+.............      867,408
     31,400     Molecular Devices Corp.+................      609,160
     49,900     Novoste Corp.+..........................      224,051
     92,400     PolyMedica Corp.*+......................    4,159,848
     72,200     Possis Medical, Inc.+...................    1,344,364
     25,655     Quidel Corp.............................      161,626
     49,900     Sybron Dental Specialties, Inc..........    1,194,606
     29,400     VISX, Inc.+.............................      588,588
    120,500     Wilson Greatbatch Technologies, Inc.+...    4,768,185
    213,900     Wright Medical Group, Inc...............    5,272,635
                                                         ------------
                                                           33,352,431
                                                         ------------

Healthcare - Providers and Services -- 4.2%
     32,900     The Advisory Board Co...................    1,401,540

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
---------------------------------------------------------------------

  Shares                      Security                      Value
---------------------------------------------------------------------

Healthcare - Providers and Services -- 4.2% (continued)
     54,100 American Healthways, Inc.+.................. $  1,897,828
    148,200 Cross Country Healthcare, Inc.+.............    2,311,920
    183,050 First Horizon Pharmaceutical Corp.+.........    1,107,452
    193,200 Manor Care, Inc.*+..........................    5,332,320
     65,900 Matria Healthcare, Inc......................    1,019,473
     63,900 Omnicell, Inc...............................      821,115
     79,600 Pediatrix Medical Group, Inc................    3,559,712
    151,800 PSS World Medical, Inc......................    1,408,704
     57,600 Sierra Health Services, Inc.+...............    1,123,776
     40,700 United Surgical Partners International, Inc.    1,056,572
                                                         ------------
                                                           21,040,412
                                                         ------------

Hotels, Restaurants and Leisure -- 2.6%
     33,800 Ambassadors Group, Inc.+....................      591,838
     45,400 CEC Entertainment Inc.+.....................    1,780,588
     89,400 O'Charley's Inc.+...........................    1,516,224
     80,900 P.F. Chang's China Bistro, Inc.+............    3,761,850
      7,300 Penn National Gaming, Inc.+.................      161,695
     74,000 RARE Hospitality International, Inc.+.......    2,817,920
     92,500 WMS Industries Inc.+........................    2,215,375
                                                         ------------
                                                           12,845,490
                                                         ------------

Household Durables -- 0.7%
     54,200 Hovnanian Enterprises, Inc..................    3,342,514
                                                         ------------

Information Technology Consulting and Services -- 2.7%
     22,200 CACI International Inc., Class A Shares.....      990,342
     56,400 IDX Systems Corp.+..........................    1,158,456
    328,700 Keane, Inc.+................................    4,841,751
     64,400 Manhattan Associates, Inc.+.................    1,908,172
    212,700 MPS Group, Inc.+............................    2,031,285
    137,900 The Titan Corp.+............................    2,217,432
                                                         ------------
                                                           13,147,438
                                                         ------------

Insurance -- 2.0%
     83,200 Philadelphia Consolidated Holding Corp......    3,336,320
    111,200 Platinum Underwriters Holdings, Ltd.*+......    3,019,080
     29,800 RenaissanceRe Holdings Ltd.*+...............    1,245,640
    173,700 Universal American Financial Corp...........    1,311,435
     34,900 Zenith National Insurance Corp.*+...........    1,010,355
                                                         ------------
                                                            9,922,830
                                                         ------------

Internet and Catalog Retail -- 0.8%
    262,300 GSI Commerce, Inc.+.........................    3,147,600
     20,900 School Specialty, Inc.+.....................      588,335
                                                         ------------
                                                            3,735,935
                                                         ------------

Internet Software and Services -- 3.0%
    110,100 Digital Insight Corp.+......................    2,636,895
     33,600 Digital River, Inc.+........................      896,448
    308,600 DoubleClick, Inc.+..........................    3,477,922
     54,700 FindWhat.com+...............................    1,192,460
     66,900 Internet Security Systems, Inc.+............      835,581

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
-------------------------------------------------------------------------

  Shares                        Security                        Value
-------------------------------------------------------------------------

Internet Software and Services -- 3.0% (continued)
    427,800 Openwave Systems Inc............................ $  2,100,498
     66,500 Retek Inc.+.....................................      480,795
    105,000 SonicWALL, Inc.+................................      656,250
     72,200 United Online, Inc.+............................    2,751,542
                                                             ------------
                                                               15,028,391
                                                             ------------

Machinery -- 0.5%
     22,900 Briggs & Stratton*+.............................    1,346,520
     56,200 Wabash National Corp.+..........................    1,003,170
                                                             ------------
                                                                2,349,690
                                                             ------------

Media -- 1.1%
     18,000 ADVO, Inc.......................................      794,700
    200,400 Entravision Communications Corp., Class A Shares    1,983,960
     74,700 Macrovision Corp................................    1,390,914
    194,200 Mediacom Communications Corp.+..................    1,328,328
                                                             ------------
                                                                5,497,902
                                                             ------------

Metals and Mining -- 0.3%
     57,900 Royal Gold, Inc.*+..............................    1,416,813
                                                             ------------

Oil and Gas -- 2.5%
    444,360 Chesapeake Energy Corp.*+.......................    4,816,862
     34,200 Comstock Resources, Inc.........................      507,870
      1,455 Cross Timbers Royalty Trust*....................       32,512
      9,800 Evergreen Resources, Inc.+......................      547,526
     45,400 Plains Resources, Inc...........................      617,894
     59,900 Vintage Petroleum, Inc.*........................      669,682
     31,600 Western Gas Resources, Inc.*+...................    1,239,984
    196,666 XTO Energy, Inc.*...............................    4,128,019
                                                             ------------
                                                               12,560,349
                                                             ------------

Personal Products -- 0.2%
     62,100 Chattem, Inc.+..................................      838,971
                                                             ------------

Pharmaceuticals -- 4.4%
    176,800 Bentley Pharmaceuticals, Inc.+..................    2,802,280
     64,300 Bradley Pharmaceuticals, Inc.+..................    1,671,800
    617,500 Elan Corp. PLC..................................    2,692,300
     74,800 Impax Laboratories, Inc.........................      972,400
     60,000 K-V Pharmaceutical Co., Class A Shares+.........    1,959,000
     55,500 Medicis Pharmaceutical*.........................    3,389,940
    138,500 MGI Pharma, Inc.+...............................    5,344,715
     45,500 Perrigo Co.*+...................................      639,275
     61,500 Trimeris, Inc.+.................................    2,622,975
                                                             ------------
                                                               22,094,685
                                                             ------------

Real Estate -- 0.6%
    101,800 Apex Mortgage Capital, Inc.*....................      522,234
     12,700 CBL & Associates Properties, Inc.*..............      621,919
     89,300 Impac Mortgage Holdings, Inc.*..................    1,347,537
      7,600 Novastar Financial, Inc.*+......................      412,300
      2,100 Tanger Factory Outlet Centers, Inc.*+...........       70,875

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
-------------------------------------------------------------------------------------

  Shares                              Security                              Value
-------------------------------------------------------------------------------------

Real Estate -- 0.6% (continued)
      1,200 Universal Health Realty Income Trust*....................... $     32,316
                                                                         ------------
                                                                            3,007,181
                                                                         ------------

Semiconductor Equipment and Products -- 9.8%
    128,000 Artisan Components, Inc.....................................    2,720,000
     48,200 ASM International N.V.+.....................................      875,312
    202,600 Asyst Technologies, Inc.+...................................    2,836,400
     14,700 ATMI, Inc.+.................................................      411,306
     25,000 Cymer, Inc.+................................................    1,144,250
     35,200 DuPont Photomasks, Inc.+....................................      901,472
     60,900 Entegris Inc.+..............................................      896,448
     43,600 Exar Corp...................................................      712,860
     45,800 Fairchild Semiconductor International, Inc., Class A Shares+      810,660
     32,900 Integrated Circuit Systems, Inc.+...........................    1,135,708
    153,800 Lam Research Corp.+.........................................    3,955,736
    192,600 LTX Corp.+..................................................    2,862,036
     75,800 Marvell Technology Group Ltd................................    3,196,486
     79,500 MEMC Electronic Materials, Inc.+............................    1,031,910
     89,000 Micrel, Inc.+...............................................    1,210,400
     67,000 Microchip Tehnology Inc.*...................................    1,876,670
     37,600 Monolithic System Technology, Inc.+.........................      376,376
    115,400 O2Micro International Ltd.+.................................    1,816,396
    164,400 Photronics, Inc.+...........................................    3,993,276
    112,600 Power Integrations, Inc.+...................................    3,623,468
    133,400 Semtech Corp.+..............................................    2,813,406
    224,700 Skyworks Solutions, Inc.+...................................    2,548,098
     70,000 Ultratech, Inc.+............................................    2,053,100
    111,600 Varian Semiconductor Equipment Associates, Inc..............    4,527,612
     38,000 White Electronic Designs Corp.+.............................      460,560
                                                                         ------------
                                                                           48,789,946
                                                                         ------------

Software -- 4.6%
     47,300 Ansys, Inc..................................................    1,674,420
     88,850 Ascential Software Corp.+...................................    1,554,875
     30,500 Business Objects S.A.+......................................      824,415
     40,000 Catapult Communications Corp.+..............................      532,400
     41,300 Concord Communications, Inc.+...............................      532,357
    150,100 Concur Technologies, Inc....................................    1,666,110
     47,200 Datastream Systems, Inc.....................................      446,040
     32,900 Documentum, Inc.............................................      675,108
     33,800 EPIQ Systems, Inc.+.........................................      625,638
     49,800 Hyperion Solutions Corp.+...................................    1,642,404
     69,600 Mentor Graphics Corp.+......................................    1,409,400
      3,426 MicroStrategy Inc., Class A Shares..........................      138,613
     69,600 Pegasystems Inc.+...........................................      492,768
     14,800 SERENA Software, Inc.+......................................      287,120
    221,900 SkillSoft PLC+..............................................    1,668,688
     37,796 SS&C Technologies, Inc.*....................................      717,746
     48,600 TALX Corp.*+................................................    1,028,425
    175,371 Tradestation Group Inc.+....................................    1,744,941
    105,100 Transaction Systems Architects, Inc., Class A Shares........    1,496,624
     63,300 Verint Systems Inc..........................................    1,433,112
    172,600 Verity, Inc.+...............................................    2,057,392
                                                                         ------------
                                                                           22,648,596
                                                                         ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
--------------------------------------------------------------------------------------

  Shares                              Security                               Value
--------------------------------------------------------------------------------------

Specialty Retail -- 8.1%
     25,000 A.C. Moore Arts & Crafts, Inc................................ $    671,750
     44,300 Aeropostale, Inc.+...........................................    1,243,501
    143,400 American Eagle Outfitters, Inc...............................    2,460,744
    107,900 bebe stores, inc.+...........................................    2,488,174
    137,300 Chico's FAS, Inc.............................................    4,460,877
     12,700 The Children's Place Retail Stores, Inc.+....................      263,652
      8,850 Christopher & Banks Corp.....................................      262,845
     92,900 Cost Plus, Inc.+.............................................    3,738,296
     16,900 Electronics Boutique Holdings Corp.+.........................      561,587
     60,200 GameStop Corp................................................    1,001,126
     20,400 Genesco Inc.+................................................      358,428
     97,100 Guitar Center, Inc.+.........................................    3,256,734
     25,300 The Gymboree Corp............................................      412,137
     68,300 Hollywood Entertainment Corp.+...............................    1,186,371
    105,400 Hot Topic, Inc.+.............................................    3,758,564
     60,500 Linens 'n Things, Inc........................................    1,748,450
     31,700 Movie Gallery, Inc.+.........................................      678,697
    180,599 Pacific Sunwear of California, Inc.+.........................    6,104,246
     88,715 Trans World Entertainment Corp.+.............................      573,986
    177,000 Tweeter Home Entertainment Group, Inc.+......................    1,546,980
    109,400 Williams-Sonoma, Inc.+.......................................    3,348,734
                                                                          ------------
                                                                            40,125,879
                                                                          ------------

Textiles and Apparel -- 0.6%
     40,900 Kenneth Cole Productions, Inc.*+.............................    1,103,891
    224,700 Vans, Inc.+..................................................    2,078,475
                                                                          ------------
                                                                             3,182,366
                                                                          ------------

Tobacco -- 0.2%
     52,200 Vector Group Ltd.*+..........................................      753,246
                                                                          ------------

Wireless Telecommunication Services -- 0.2%
     61,900 Wireless Facilities, Inc.+...................................      851,744
                                                                          ------------
            TOTAL COMMON STOCK
            (Cost -- $373,873,594).......................................  475,525,362
                                                                          ------------

Rights/Warrants
---------------
RIGHTS/WARRANTS -- 0.0%
        205 Focal Communications Corp., Expires 12/14/07+................            0
      2,589 MicroStrategy Inc., Expires 6/24/07..........................          440
     14,998 TIMCO Aviation Services, Inc., Expires 2/28/07...............            1
                                                                          ------------
            TOTAL RIGHTS/WARRANTS
            (Cost -- $93)................................................          441
                                                                          ------------

   Face
  Amount
-----------
CONVERTIBLE BONDS -- 0.0%
    $14,461 TIMCO Aviation Services, Inc., 8.000% due 1/2/07 (Cost -- $0)           82
                                                                          ------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $373,873,687).......................................  475,525,885
                                                                          ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Small Capitalization Growth Investments
--------------------------------------------------------------------------------

   Face
  Amount                           Security                            Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.2%
$17,698,000 Merrill Lynch & Co., Inc., 1.010% due 9/2/03; Proceeds
             at maturity -- $17,699,986; (Fully collateralized
             by U.S. Treasury Notes and Bonds, 1.500% to 13.875%
             due 11/15/03 to 8/15/26; Market value -- $18,051,960). $ 17,698,000
  3,361,000 State Street Bank and Trust Co., 0.930% due 9/2/03;
             Proceeds at maturity -- $3,361,347; (Fully
             collateralized by U.S. Treasury Bonds, 5.250% due
             2/15/29; Market value -- $3,428,220)..................    3,361,000
                                                                    ------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $21,059,000)......   21,059,000
                                                                    ------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $394,932,687**)... $496,584,885
                                                                    ============

--------
+  All or a portion of the security is on loan (See Note 8).
*  Income producing security.
** Aggregate cost for Federal income tax purposes is $397,958,024.


Loaned Securities Collateral
August 31, 2003

-----------------------------------------------------------------------------------------

    Face
   Amount                               Security                                Value
-----------------------------------------------------------------------------------------
$126,325,682 State Street Navigator Securities Lending Trust Prime Portfolio
             (Cost -- $126,325,682)......................................... $126,325,682
                                                                             ============

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

Australia -- 2.7%
 1,420,184 BHP Billiton Ltd...................................... $ 10,079,605
   420,000 Coca-Cola Amatil Ltd..................................    1,543,634
   158,700 Commonwealth Bank of Australia+.......................    2,890,603
                                                                  ------------
                                                                    14,513,842
                                                                  ------------

Belgium -- 0.4%
   139,700 Fortis+...............................................    2,351,299
                                                                  ------------

Brazil -- 0.7%
    99,700 Banco Itau Holding Financeira S.A., ADR...............    3,775,639
                                                                  ------------

Canada -- 0.3%
    37,300 Talisman Energy Inc.+.................................    1,769,521
                                                                  ------------

Channel Islands -- 1.5%
   359,500 Amdocs Ltd.*..........................................    8,045,610
                                                                  ------------

China -- 0.7%
 1,988,000 China Telecom Corp. Ltd...............................      548,027
 1,174,000 Lianhua Supermarket Holdings Ltd.*....................    1,159,060
 3,935,000 People's Food Holdings Ltd............................    2,221,896
                                                                  ------------
                                                                     3,928,983
                                                                  ------------

Denmark -- 0.4%
    72,100 TDC A/S...............................................    2,183,118
                                                                  ------------

Finland -- 0.3%
   110,241 Stora Enso Oyj, Class R Shares........................    1,437,355
                                                                  ------------

France -- 10.4%
    36,865 Accor S.A.............................................    1,438,323
    77,800 Assurances Generales de France+.......................    3,499,866
    66,900 Aventis S.A...........................................    3,253,699
   167,000 Axa...................................................    2,965,003
    53,300 Cap Gemini S.A.+......................................    2,194,397
    64,934 Carrefour S.A.........................................    3,240,889
    89,400 Club Mediterranee S.A.+...............................    3,288,513
    69,000 Compagnie de Saint-Gobain.............................    2,699,686
    93,835 France Telecom S.A.+..................................    2,331,361
    72,600 Lafarge S.A.+.........................................    4,880,556
    40,175 Pernod-Ricard S.A.....................................    3,451,605
    16,098 Pinault-Printemps-Redoute S.A.+.......................    1,384,817
    76,700 Renault S.A...........................................    4,629,178
    26,700 Societe BIC S.A.......................................    1,100,725
    94,284 Suez S.A.+............................................    1,489,467
    46,700 Technip S.A.+.........................................    4,207,286
    71,310 Thomson+..............................................    1,299,000
    47,054 Total S.A.............................................    7,226,519
    21,156 Valeo S.A.............................................      803,792
                                                                  ------------
                                                                    55,384,682
                                                                  ------------

Germany -- 9.8%
    43,398 Allianz AG, Registered Shares+........................    3,874,498

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------

Germany -- 9.8% (continued)
    60,407 BASF AG............................................... $  2,785,171
    69,500 Bayerische Motoren Werke (BMW) AG.....................    2,749,811
   103,100 Celanese AG...........................................    3,116,933
   247,500 Continental AG........................................    6,459,399
    14,237 Deutsche Boerse AG....................................      689,133
    46,700 E.On AG...............................................    2,418,098
    96,400 Fresenius Medical Care AG+............................    4,885,558
   485,860 Kontron AG*...........................................    2,526,437
   122,216 Metro AG+.............................................    4,425,760
    25,374 Muenchener Rueckversicherungs-Gesellschaft AG,
            Registered Shares....................................    2,599,806
   111,200 Schering AG...........................................    4,479,158
    64,590 Siemens AG, Registered Shares.........................    4,004,798
   144,098 Volkswagen AG.........................................    7,074,779
                                                                  ------------
                                                                    52,089,339
                                                                  ------------

Greece -- 1.0%
   155,600 Bank of Piraeus.......................................    1,505,319
    32,600 Commercial Bank of Greece.............................      650,833
   256,000 Hellenic Telecommunications Organization S.A..........    2,949,425
                                                                  ------------
                                                                     5,105,577
                                                                  ------------

Hong Kong -- 3.4%
   724,500 BOC Hong Kong Holdings Ltd............................      928,935
 1,248,000 Cafe De Coral Holdings Ltd............................    1,040,100
   719,900 China Mobile (Hong Kong) Ltd..........................    1,850,690
 2,652,000 Glorious Sun Enterprises Ltd..........................      782,075
   320,800 Hongkong Electric Holdings Ltd........................    1,266,871
 3,382,000 Hung Hing Printing Group Ltd..........................    2,493,381
   344,000 Sun Hung Kai Properties Ltd...........................    2,492,034
   206,500 Swire Pacific Ltd.....................................    1,159,688
   708,000 Techtronic Industries Co. Ltd.........................    1,561,381
 2,796,000 TPV Technology Ltd....................................    1,156,150
 1,100,600 Yue Yuen Industrial Holdings Ltd.+....................    3,273,894
                                                                  ------------
                                                                    18,005,199
                                                                  ------------

Ireland -- 1.2%
   167,600 Allied Irish Banks PLC................................    2,339,990
   159,700 CRH PLC...............................................    2,991,649
    20,400 Ryanair Holdings PLC, ADR*+...........................      862,716
                                                                  ------------
                                                                     6,194,355
                                                                  ------------

Israel -- 0.6%
   197,475 Orbotech, Ltd.*.......................................    3,436,065
                                                                  ------------

Italy -- 3.0%
   941,976 Banca Intesa S.p.A.+..................................    2,832,262
   125,900 Benetton Group S.p.A.+................................    1,280,276
   404,106 Eni S.p.A.+...........................................    6,112,937
   686,182 Mediaset S.p.A.+......................................    6,034,836
                                                                  ------------
                                                                    16,260,311
                                                                  ------------

Japan -- 18.2%
   156,000 Asahi Breweries, Ltd.+................................    1,000,026

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------

Japan -- 18.2% (continued)
   176,000 Bridgestone Corp...................................... $  2,451,043
    95,000 Canon Inc.............................................    4,567,425
   243,000 Dai Nippon Printing Co. Ltd...........................    3,096,722
   622,000 Daiwa Securities Group Inc............................    4,013,935
       504 Dentsu Inc............................................    2,215,812
    69,000 Fuji Photo Film Co. Ltd...............................    2,069,675
   260,000 Fujirebio Inc.+.......................................    2,074,474
   113,800 Honda Motor Co. Ltd...................................    4,632,558
    71,000 Ito-Yokado Co. Ltd.+..................................    2,038,394
       970 Japan Telecom Holdings Co. Ltd.+......................    3,167,245
    98,000 Kao Corp..............................................    1,847,710
   162,000 Kirin Brewery Co. Ltd.+...............................    1,159,275
   256,000 Matsushita Electric Industrial Co. Ltd................    3,264,584
   120,500 Meitec Corp...........................................    4,337,318
       430 Millea Holdings, Inc..................................    4,459,014
   299,000 Mitsubishi Estate Co. Ltd.............................    2,680,327
       280 Mitsubishi Tokyo Financial Group, Inc.................    1,631,744
    16,000 Nintendo Co. Ltd......................................    1,331,448
   484,000 Nippon Yusen Kabushiki Kaisha.........................    1,999,297
   716,000 NIPPONKOA Insurance Co. Ltd...........................    2,908,549
   250,400 Nissan Motor Co. Ltd..................................    2,688,873
   375,000 Nomura Holdings, Inc..................................    5,457,000
       615 NTT DoCoMo, Inc.......................................    1,581,180
    30,800 Orix Corp.............................................    2,045,679
    47,000 PIONEER Corp..........................................    1,055,320
    85,000 Ricoh Co. Ltd.........................................    1,566,182
    17,610 Rohm Co. Ltd..........................................    2,300,008
    60,300 Shin-Etsu Chemical Co. Ltd............................    2,366,834
   300,000 Sumitomo Chemical Co. Ltd.............................    1,084,972
    76,400 Takeda Chemical Industries Ltd........................    2,763,063
    24,300 Takefuji Corp.........................................    1,374,470
    41,700 TDK Corp..............................................    2,716,030
   102,000 Terumo Corp...........................................    1,971,205
   113,800 Toyota Motor Corp.....................................    3,140,386
   116,900 YAMADA DENKI Co. Ltd.+................................    3,165,822
   337,000 The Yamaguchi Bank Ltd................................    2,685,949
    79,200 Yamanouchi Pharmaceutical Co. Ltd.....................    2,076,976
                                                                  ------------
                                                                    96,986,524
                                                                  ------------

Mexico -- 1.2%
    95,600 Coca-Cola Femsa, S.A. de C.V., Sponsored ADR+.........    2,069,740
   150,000 Telefonos de Mexico S.A. de C.V., Sponsored ADR,
            Class L Shares+......................................    4,546,500
                                                                  ------------
                                                                     6,616,240
                                                                  ------------

Netherlands -- 7.2%
    97,400 ABN AMRO Holding NV...................................    1,707,874
   157,033 Aegon NV..............................................    1,947,315
   192,000 Akzo Nobel NV+........................................    6,302,708
   124,000 Hagemeyer NV+.........................................      451,218
    31,725 Heineken NV+..........................................    1,214,065
    92,627 Hunter Douglas NV.....................................    3,089,508
   169,100 ING Groep NV..........................................    3,301,587
   120,000 Koninklijke Numico NV+................................    2,331,063

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------

Netherlands -- 7.2% (continued)
   528,345 Koninklijke (Royal) KPN NV*........................... $  3,665,077
   135,907 Koninklijke (Royal) Philips Electronics NV............    3,316,889
    82,800 Royal Dutch Petroleum Co..............................    3,700,216
   118,915 TPG NV................................................    2,222,398
    22,154 Unilever NV+..........................................    1,234,799
   122,218 VNU NV................................................    3,802,400
                                                                  ------------
                                                                    38,287,117
                                                                  ------------

New Zealand -- 0.2%
   417,936 Telecom Corp. of New Zealand Ltd.+....................    1,220,652
                                                                  ------------

Norway -- 0.7%
    51,200 Norsk Hydro ASA.......................................    2,688,524
   139,200 Smedvig ASA, Class A Shares...........................      955,420
                                                                  ------------
                                                                     3,643,944
                                                                  ------------

Portugal -- 0.4%
   265,700 Portugal Telecom, SGPS, S.A., Registered Shares.......    1,922,001
                                                                  ------------

Singapore -- 1.7%
   288,000 DBS Group Holdings Ltd................................    2,069,697
   247,300 Flextronics International Ltd.*.......................    3,336,077
 1,484,000 Singapore Telecommunications Ltd......................    1,438,887
   279,000 United Overseas Bank Ltd..............................    2,020,932
                                                                  ------------
                                                                     8,865,593
                                                                  ------------

South Korea -- 2.1%
    25,840 Hyundai Motor Co. Ltd.................................      862,433
   136,487 Kookmin Bank, ADR+....................................    5,077,316
    11,555 Samsung Electronics Co. Ltd...........................    4,279,630
    59,070 SK Telecom Co. Ltd., ADR+.............................    1,125,874
                                                                  ------------
                                                                    11,345,253
                                                                  ------------

Spain -- 3.2%
    15,831 Acerinox, S.A.........................................      671,787
   191,847 Banco Bilbao Vizcaya Argentaria, S.A..................    2,056,344
   240,000 Endesa, S.A.+.........................................    3,741,310
   116,306 Grupo Dragados, S.A...................................    2,359,036
   137,900 Repsol YPF, S.A.......................................    2,331,615
   506,544 Telefonica S.A........................................    5,969,640
                                                                  ------------
                                                                    17,129,732
                                                                  ------------

Sweden -- 2.1%
   150,000 Electrolux AB, Series B Shares........................    3,345,091
   506,700 Nordea AB.............................................    2,610,831
    86,700 Sandvik AB............................................    2,327,412
   112,700 Volvo AB, Class B Shares..............................    2,722,157
                                                                  ------------
                                                                    11,005,491
                                                                  ------------

Switzerland -- 3.2%
    38,316 Adecco S.A., Registered Shares........................    1,938,179
    69,818 Compagnie Financiere Richemont AG, Class A Shares.....    1,336,850
   158,762 Credit Suisse Group+..................................    4,962,553

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------

Switzerland -- 3.2% (continued)
    54,400 Logitech International S.A., Registered Shares*+...... $  1,749,009
    22,500 Mettler-Toledo International Inc.*....................      866,475
     8,400 Nestle S.A., Registered Shares........................    1,830,458
    79,787 Novartis AG, Registered Shares........................    2,935,756
    17,018 Roche Holding AG......................................    1,304,026
                                                                  ------------
                                                                    16,923,306
                                                                  ------------

Taiwan -- 1.3%
   138,200 Chunghwa Telecom Co. Ltd., ADR+.......................    1,951,384
   410,920 Taiwan Semiconductor Manufacturing Co. Ltd., ADR*+....    4,840,638
                                                                  ------------
                                                                     6,792,022
                                                                  ------------

Thailand -- 0.2%
   427,200 Bangkok Bank Public Co. Ltd., Registered Shares*......      878,520
                                                                  ------------

United Kingdom -- 19.5%
 3,087,100 Aegis Group PLC.......................................    4,748,156
   461,300 Allied Domecq PLC.....................................    2,767,084
   182,100 Anglo American PLC....................................    3,396,884
    35,272 AstraZeneca PLC.......................................    1,352,091
   536,800 Aviva PLC.............................................    4,246,715
   167,977 BAA PLC...............................................    1,208,327
   661,929 BAE SYSTEMS PLC.......................................    1,782,961
   137,400 BOC Group PLC.........................................    1,871,625
   250,000 Boots Group PLC.......................................    2,606,820
   543,300 BP PLC................................................    3,676,772
   167,175 British Sky Broadcasting Group PLC*...................    1,745,818
   385,300 Cadbury Schweppes PLC.................................    2,321,839
   807,000 Centrica PLC..........................................    2,262,835
   118,322 Diageo PLC............................................    1,265,508
 1,872,529 FKI PLC...............................................    3,367,465
 1,022,000 Hays PLC..............................................    1,854,037
   156,586 HBOS PLC..............................................    1,738,983
   310,109 HSBC Holdings PLC.....................................    3,977,174
   121,300 Imperial Tobacco Group PLC............................    1,890,547
   178,187 InterContinental Hotels Group PLC*....................    1,374,531
   188,400 Johnson Matthey PLC...................................    2,917,030
    86,400 Kesa Electricals PLC*.................................      304,622
   782,710 Kingfisher PLC........................................    3,358,454
   407,100 Lloyds TSB Group PLC..................................    2,665,133
    75,000 Lonmin PLC............................................    1,100,899
   310,450 Marks & Spencer Group PLC.............................    1,491,244
 2,080,500 Michael Page International PLC........................    5,491,755
   423,064 Mitchells & Butlers PLC*..............................    1,681,807
   130,000 Next PLC..............................................    2,206,608
   185,800 Pearson PLC...........................................    1,811,356
   426,791 Reed Elsevier PLC.....................................    3,265,327
   293,700 Rexam PLC.............................................    1,898,421
   149,200 Rio Tinto PLC.........................................    3,273,901
    53,817 Royal Bank of Scotland Group PLC......................    1,336,269
   425,800 Scottish Power PLC....................................    2,433,233
   533,100 Shire Pharmaceuticals Group PLC*......................    4,019,817
 5,219,400 Spirent PLC...........................................    3,808,044

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Equity Investments
------------------------------------------------------------------------------

  Shares                         Security                            Value
------------------------------------------------------------------------------

United Kingdom -- 19.5% (continued)
   711,200 Tesco PLC............................................. $  2,423,344
    22,471 TI Automotive Ltd., Class A Shares*...................        5,065
   359,000 Trinity Mirror PLC....................................    2,944,879
 1,381,941 Vodafone Group PLC....................................    2,523,365
   369,821 WPP Group PLC.........................................    3,363,261
                                                                  ------------
                                                                   103,780,006
                                                                  ------------

United States -- 0.6%
   102,200 Royal Caribbean Cruises Ltd.+.........................    3,146,376
                                                                  ------------
           TOTAL COMMON STOCK (Cost -- $445,680,831).............  523,023,672
                                                                  ------------

   Face
  Amount
----------
REPURCHASE AGREEMENT -- 1.8%
$9,556,000 State Street Bank and Trust Co., 0.930% due 9/2/03;
            Proceeds at maturity -- $9,556,987; (Fully
            collateralized by U.S. Treasury Bills, Notes and
            Bonds, 0.000% to 11.875% due 10/23/03 to 11/15/05;
            Market value -- $9,758,281) (Cost -- $9,556,000).....    9,556,000
                                                                  ------------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $455,236,831**).. $532,579,672
                                                                  ============

--------
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 8).
** Aggregate cost for Federal income tax purposes is $466,207,594.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt



Loaned Securities Collateral
August 31, 2003

---------------------------------------------------------------------------------------

   Face
  Amount                               Security                                Value
---------------------------------------------------------------------------------------
$78,138,355 State Street Navigator Securities Lending Trust Prime Portfolio
            (Cost -- $78,138,355).......................................... $78,138,355
                                                                            ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
---------------------------------------------------------------------------------

   Shares                           Security                            Value
---------------------------------------------------------------------------------
COMMON STOCK -- 89.4%

Austria -- 0.1%
        2,000 Erste Bank der oesterreichischen Sparkassen AG........ $    181,443
                                                                     ------------

Brazil -- 10.0%
       25,302 Aracruz Celulose S.A., Sponsored ADR..................      691,504
  196,126,731 Banco Bradesco S.A., Preferred Shares.................      834,779
        4,200 Banco Bradesco S.A., Sponsored ADR (a)................       90,174
   19,481,997 Banco Itau Holding Financeira S.A., Preferred Shares
               (a)..................................................    1,475,112
   24,259,944 Brasil Telecom Participacoes S.A......................      137,868
        3,602 Brasil Telecom Participacoes S.A., ADR................      136,516
   66,496,638 Brasil Telecom Participacoes S.A., Preferred Shares...      504,388
   14,976,500 Centrais Eletricas Brasileiras S.A....................      111,124
   24,343,000 Centrais Eletricas Brasileiras S.A., Preferred Class
               B Shares.............................................      201,969
        9,347 Companhia Brasileira de Distribuicao Grupo Pao de
               Acucar S.A., Sponsored ADR...........................      183,762
      500,000 Companhia de Bebidas das Americas.....................       94,435
       46,191 Companhia de Bebidas das Americas, Preferred ADR......    1,024,978
    4,776,900 Companhia de Bebidas das Americas, Preferred Shares...    1,055,268
       13,693 Companhia de Concessoes Rodoviarias...................       60,037
    1,430,247 Companhia de Saneamento Basico do Estado de Sao Paulo
               (a)..................................................       62,468
   38,230,239 Companhia Energetica de Minas Gerais, Preferred
               Shares (a)...........................................      417,631
       15,242 Companhia Energetica de Minas Gerais, Sponsored ADR...      166,900
   39,942,000 Companhia Paranaense de Energia-Copel, Preferred
               Class B Shares*......................................      111,811
    7,625,400 Companhia Siderurgica Nacional S.A....................      255,895
        6,214 Companhia Siderurgica Nacional S.A., Sponsored ADR....      208,169
        1,646 Companhia Vale do Rio Doce............................       61,510
       15,229 Companhia Vale do Rio Doce, ADR.......................      570,326
       17,665 Companhia Vale do Rio Doce, Preferred Class A Shares..      604,721
       43,354 Companhia Vale do Rio Doce, Sponsored ADR.............    1,479,672
       17,969 Empresa Brasileira de Aeronautica S.A., ADR...........      366,388
       20,166 Empresa Brasileira de Aeronautica S.A., Preferred
               Shares...............................................      103,040
        8,271 Gerdau S.A., Preferred Shares.........................      123,772
        8,719 Gerdau S.A., Sponsored ADR............................      127,123
      255,100 Itausa-Investimentos Itau S.A., Preferred Shares......      243,485
        8,518 Metalurgica Gerdau S.A., Preferred Shares.............      127,669
      172,680 Petroleo Brasileiro S.A., ADR.........................    3,666,064
       84,384 Petroleo Brasileiro S.A., Preferred Shares (a)........    1,730,370
   85,800,000 Tele Celular Sul Participacoes S.A....................       63,373
   35,937,907 Tele Centro Oeste Celular Participacoes S.A.,
               Preferred Shares.....................................       72,967
   50,693,423 Tele Norte Leste Participacoes S.A....................      485,392
       36,311 Tele Norte Leste Participacoes S.A., ADR..............      472,406
   39,001,298 Tele Norte Leste Participacoes S.A., Preferred Shares.      507,609
          576 Telefonica Data Brasil Holding, Preferred Shares*.....            0
  191,799,592 Telemig Celular Participacoes S.A., Preferred Shares..      216,704
       10,818 Telesp Celular Participacoes S.A., ADR*...............       43,813
  116,413,786 Telesp Celular Participacoes S.A., Preferred Shares*..      187,283
          576 Telesp-Telecomunicacoes de Sao Paulo S.A., Preferred
               Shares...............................................            7
       23,369 Unibanco-Uniao de Bancos Brasileiros S.A., ADR........      449,853
       33,000 Usinas Siderurgicas de Minas Gerais S.A., Preferred
               Class A Shares.......................................      189,207
       11,768 Votorantim Celulose e Papel S.A., Sponsored ADR.......      309,498
                                                                     ------------
                                                                       20,027,040
                                                                     ------------

Chile -- 0.7%
       12,020 Banco Santander Chile S.A., ADR.......................      251,819

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Chile -- 0.7% (continued)
     20,150 Distribucion y Servicio D&S S.A., ADR................. $    297,213
    154,000 Enersis S.A., Sponsored ADR...........................      823,900
                                                                   ------------
                                                                      1,372,932
                                                                   ------------

China -- 2.4%
    362,813 Aluminum Corp. of China Ltd...........................      110,483
    326,000 Beijing Capital Land Ltd.*............................       71,476
    154,700 Beijing Datang Power Generation Co. Ltd...............       83,804
     81,500 BYD Co. Ltd...........................................      222,579
    152,000 China Oilfield Services Ltd...........................       41,901
  1,646,000 China Petroleum and Chemical Corp. Ltd................      501,234
  1,012,000 China Shipping Development Co. Ltd....................      506,049
    784,000 China Telecom Corp. Ltd...............................      216,123
    378,000 Huaneng Power International, Inc......................      518,588
    216,000 Jiangsu Expressway Co. Ltd............................       86,547
  1,349,000 Legend Group Ltd......................................      579,434
  2,721,500 PetroChina Co. Ltd....................................      950,872
    212,000 Shandong International Power Development Co. Ltd......       62,519
    450,000 Shenzhen Dongjiang Environmental Co. Ltd..............       31,157
    534,000 Sinopec Beijing Yanhua Petrochemical Co. Ltd.*........      106,810
    460,000 Sinopec Shanghai Petrochemical Co. Ltd................      112,062
     80,000 Sinopec Zhenhai Refining and Chemical Co. Ltd.........       42,055
  1,301,000 Sinotrans Ltd.........................................      442,049
    194,000 Zhejiang Southeast Electric Power Co., Ltd., Class B
             Shares...............................................      122,608
                                                                   ------------
                                                                      4,808,350
                                                                   ------------

Croatia -- 0.3%
     42,075 Pliva D.D., Registered Shares, GDR....................      631,125
                                                                   ------------

Czech Republic -- 1.9%
     55,493 Cesky Telecom A.S.....................................      615,211
     34,543 Cesky Telecom A.S., Registered Shares GDR.............      379,973
    217,604 CEZ A.S. (a)..........................................      995,169
     14,661 Komercni Banka A.S. (a)...............................    1,177,704
      1,004 Philip Morris CR A.S..................................      468,336
     84,345 Unipetrol A.S.*.......................................      185,873
                                                                   ------------
                                                                      3,822,266
                                                                   ------------

Egypt -- 0.2%
     20,165 Commercial International Bank.........................      126,236
     12,278 Egyptian Co...........................................      105,810
          2 Medinet NASR for Housing & Development Co.............            9
     28,713 Orascom Construction Industries.......................      228,770
                                                                   ------------
                                                                        460,825
                                                                   ------------

Hong Kong -- 3.8%
    294,000 Brilliance China Automotive Holdings Ltd..............       93,297
    548,000 China Merchants Holdings International Co. Ltd........      611,290
  1,093,500 China Mobile (Hong Kong) Ltd..........................    2,811,126
    332,000 China Overseas Land & Investment Ltd..................       39,588
     40,300 China Resources Cement Holding Ltd.*..................       12,530
    534,000 China Resources Land Ltd..............................       63,675
    173,000 Citic Pacific Ltd.....................................      356,015

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Hong Kong -- 3.8% (continued)
    997,500 CNOOC Ltd............................................. $  1,854,505
    462,000 Comba Telecom Systems Holdings Ltd.*..................      167,343
    342,000 Denway Motors Ltd.....................................      192,942
    304,000 Giordano International Ltd............................      126,679
    250,000 Global Bio-Chem Technology Group Co. Ltd..............       84,944
    390,000 GZI Transport Ltd.....................................       99,510
     78,000 Shanghai Industrial Holdings Ltd......................      130,013
    672,000 Shenzhen Investment Ltd...............................       97,363
    246,000 Shougang Concord Century Holdings Ltd.*...............       23,656
  1,232,000 TCL International Holdings Ltd........................      363,317
    568,800 Texwinca Holdings Ltd.................................      441,227
  1,332,000 Wah Sang Gas Holdings Ltd.............................      157,123
                                                                   ------------
                                                                      7,726,143
                                                                   ------------

Hungary -- 0.9%
      1,512 Gedeon Richter RT.....................................      129,035
        168 Gedeon Richter RT., Sponsored GDR.....................       14,302
     40,021 Magyar Tavkozlesi RT..................................      151,815
     31,600 Magyar Tavkozlesi RT., Sponsored ADR..................      597,240
      6,490 MOL Magyar Olaj-es Gazipari RT........................      160,342
     27,967 OTP Bank RT.*.........................................      319,224
     17,280 OTP Bank RT., Registered Shares GDR*..................      393,984
                                                                   ------------
                                                                      1,765,942
                                                                   ------------

India -- 2.4%
     22,300 Bajaj Auto Ltd., Sponsored GDR........................      357,915
     18,000 Dr. Reddy's Laboratories Ltd., ADR....................      456,300
     60,000 ICICI Bank Ltd., Sponsored ADR........................      581,400
      5,700 Infosys Technologies Ltd., Sponsored ADR..............      322,905
     20,942 ITC Ltd., GDR.........................................      405,228
     42,479 Ranbaxy Laboratories Ltd., Sponsored GDR..............      989,336
     58,526 Reliance Industries Ltd., Sponsored GDR (b)...........    1,071,026
     12,900 Satyam Computer Services Ltd., ADR....................      153,639
     19,710 State Bank of India Ltd., GDR.........................      494,721
                                                                   ------------
                                                                      4,832,470
                                                                   ------------

Indonesia -- 1.4%
  1,014,175 PT Astra International Tbk.*..........................      454,197
    920,000 PT Bank Central Asia Tbk..............................      317,148
    641,500 PT Bank Mandiri*......................................       64,263
     35,500 PT Gudang Garam Tbk...................................       38,491
    281,420 PT Hanjaya Mandala Sampoerna Tbk......................      134,325
    971,500 PT Indofood Sukses Makmur Tbk.........................       77,285
     30,500 PT Indonesian Satellite Corp. Tbk.....................       29,116
    590,000 PT Kalbe Farma Tbk....................................       41,721
    110,500 PT Ramayana Lestari Sentosa Tbk.......................       38,418
  2,892,998 PT Telekomunikasi Indonesia...........................    1,559,866
                                                                   ------------
                                                                      2,754,830
                                                                   ------------

Israel -- 2.3%
    370,024 Bank Hapoalim Ltd.*...................................      721,897
    143,791 Bank Leumi Le-Israel*.................................      201,256
    214,114 Bezeq Israeli Telecommunication Corp. Ltd.............      213,777

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Israel -- 2.3% (continued)
      5,951 Blue Square-Israel Ltd................................ $     57,381
     28,500 Check Point Software Technologies Ltd.*...............      497,895
      6,369 IDB Development Corp. Ltd.............................      109,064
    142,971 Partner Communications Co. Ltd.*......................      755,713
     20,375 Supersol Ltd..........................................       39,338
      5,093 Tadiran Communications Industries Ltd.................      114,375
      1,478 Taro Pharmaceutical Industries Ltd.*..................       79,797
      3,050 Teva Pharmaceutical Industries Ltd....................      179,747
     26,768 Teva Pharmaceutical Industries Ltd., Sponsored ADR....    1,571,603
                                                                   ------------
                                                                      4,541,843
                                                                   ------------

Luxembourg -- 0.1%
      8,780 Tenaris S.A., ADR.....................................      221,519
                                                                   ------------

Malaysia -- 4.8%
     38,000 Berjaya Sports Toto Berhad............................       42,200
     11,000 British American Tobacco (Malaysia) Berhad............      118,684
    121,000 Commerce Asset-Holding Berhad.........................      127,368
    446,000 Gamuda Berhad.........................................      745,289
    230,700 Genting Berhad........................................      947,084
    274,000 IOI Corp. Berhad......................................      425,421
     99,000 Kuala Lumpur Kepong Berhad............................      156,316
    349,000 Magnum Corp. Berhad...................................      258,995
     84,000 Malakoff Berhad.......................................      106,989
    466,000 Malayan Banking Berhad................................    1,134,342
    383,300 Malaysia Mining Corp. Berhad..........................      280,414
     41,000 Malaysian Pacific Industries Berhad...................      165,079
    521,800 Maxis Communications Berhad...........................      885,687
    168,000 The New Straits Times Press (Malaysia) Berhad.........      168,000
    105,000 Perusahaan Otomobil Nasional Berhad...................      212,763
    168,000 PLUS (Projek Lebuhraya Utara Selatan) Expressways
             Berhad...............................................      111,853
  1,288,187 Public Bank Berhad....................................      898,341
    387,100 Resorts World Berhad..................................    1,049,245
    178,000 Road Builder (Malaysia) Holdings Berhad...............      177,063
    256,000 Sime Darby Berhad.....................................      346,947
    124,000 Tanjong PLC...........................................      324,684
     92,000 Telekom Malaysia Berhad...............................      187,632
     37,000 Tenaga Nasional Berhad................................       87,632
    220,400 UMW Holdings Berhad...................................      510,400
    159,000 YTL Corp. Berhad......................................      187,453
                                                                   ------------
                                                                      9,655,881
                                                                   ------------

Mexico -- 7.9%
     87,738 Alfa, S.A., Series A Shares...........................      205,709
  1,635,390 America Movil S.A. de C.V., Series L Shares...........    1,897,907
     37,113 America Movil S.A. de C.V., Series L Shares, ADR......      853,599
     11,400 Apasco S.A. de C.V....................................       84,622
     36,932 Cemex S.A. de C.V., Participant Certificate,
             Sponsored ADR........................................      923,300
    152,741 Cemex S.A. de C.V., Series CPO........................      757,708
      5,750 Coca-Cola Femsa, S.A. de C.V., Sponsored ADR..........      124,488
     56,000 Consorcio ARA, S.A. de C.V.*..........................      121,158
    100,000 Controladora Comercial Mexicana S.A. de C.V...........       63,005
     42,076 Corporacion GEO, S.A. de C.V., Series B Shares*.......      190,445

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Mexico -- 7.9% (continued)
     14,834 Fomento Economico Mexicano, S.A. de C.V., Sponsored
             ADR.................................................. $    548,858
     20,023 Grupo Aeroportuario del Sureste S.A. de C.V., ADR.....      297,742
     14,500 Grupo Financiero Banorte S.A. de C.V., Series O Shares       38,591
  1,748,100 Grupo Financiero BBVA Bancomer, S.A. de C.V., Series
             B Shares*............................................    1,417,881
      2,120 Grupo Financiero BBVA Bancomer, S.A. de C.V.,
             Sponsored ADR*.......................................       34,433
          3 Grupo Financiero Inbursa, S.A. de C.V., Series O
             Shares...............................................            3
    255,500 Grupo Modelo, S.A. de C.V., Series C Shares...........      610,605
     97,000 Grupo Televisa S.A., Series CPO.......................      181,764
     48,414 Grupo Televisa S.A., Sponsored ADR....................    1,815,525
     39,200 Kimberly-Clark de Mexico, S.A. de C.V., Series A
             Shares...............................................       90,488
  1,677,445 Telefonos de Mexico S.A. de C.V., Series L Shares.....    2,548,037
     36,874 Telefonos de Mexico S.A. de C.V., Series L Shares,
             Sponsored ADR........................................    1,117,651
     34,100 TV Azteca, S.A. de C.V., Sponsored ADR................      225,742
    104,929 Wal-Mart de Mexico S.A. de C.V., Series C Shares......      259,313
    478,100 Wal-Mart de Mexico S.A. de C.V., Series V Shares......    1,306,181
      2,469 Wal-Mart de Mexico S.A. de C.V., Series V Shares, ADR.       67,538
                                                                   ------------
                                                                     15,782,293
                                                                   ------------

Poland -- 1.2%
      6,470 Bank Pekao S.A........................................      206,212
      9,048 Bank Zachodni WBK S.A.................................      190,352
     43,035 Polski Koncern Naftowy Orlen S.A., GDR................      537,938
    332,631 Telekomunikacja Polska S.A., GDR......................    1,410,355
                                                                   ------------
                                                                      2,344,857
                                                                   ------------

Russia -- 4.3%
     60,435 Gazprom, Registered Shares, Sponsored ADR.............    1,151,287
     41,668 LUKOIL, Sponsored ADR.................................    3,250,104
     17,193 Mining and Metallurgical Co. Norilsk Nickel, ADR......      674,825
      5,221 Surgutneftegaz, Preferred Shares, Sponsored ADR.......      140,445
     39,269 Surgutneftegaz, Sponsored ADR.........................      849,388
      9,638 Tatneft, Sponsored ADR................................      221,674
     40,644 YUKOS, ADR............................................    2,326,869
                                                                   ------------
                                                                      8,614,592
                                                                   ------------

South Africa -- 5.1%
     36,129 ABSA Group Ltd........................................      173,900
    166,903 African Bank Investments Ltd..........................      164,297
     16,584 Anglo American Platinum Corp. Ltd.....................      613,146
     23,602 AngloGold Ltd.........................................      910,111
    107,600 Avgold Ltd.*..........................................      134,409
     26,900 Barloworld Ltd........................................      215,857
     17,146 Bidvest Group Ltd.....................................      101,735
    463,728 FirstRand Ltd.........................................      478,524
     95,039 Gold Fields Ltd.......................................    1,290,414
     32,924 Harmony Gold Mining Co. Ltd...........................      466,926
     13,975 Impala Platinum Holdings Ltd..........................    1,081,549
     61,317 Imperial Holdings Ltd.................................      489,121
     49,062 Iscor Ltd.............................................      137,893
     13,004 JD Group Ltd..........................................       55,812
     80,973 MTN Group Ltd.*.......................................      199,547
     49,188 Nedcor Ltd............................................      555,661
     49,621 Pick'n Pay Stores Ltd.................................      101,398

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

South Africa -- 5.1% (continued)
     13,800 Remgro Ltd............................................ $    114,297
    379,600 Sanlam Ltd............................................      373,673
     39,276 Sappi Ltd.............................................      498,616
    104,494 Sasol Ltd.............................................    1,205,973
    172,044 Standard Bank Group Ltd...............................      768,533
     22,184 Tiger Brands Ltd......................................      216,569
                                                                   ------------
                                                                     10,347,961
                                                                   ------------

South Korea -- 17.4%
      5,890 Amorepacific Corp.....................................      742,205
      3,640 Cheil Communications Inc..............................      396,696
     40,491 Daeduck Electronics Co., Ltd..........................      393,016
      8,220 Daelim Industrial Co., Ltd............................      181,267
     23,500 Hana Bank.............................................      343,146
     24,070 Hanjin Shipping Co., Ltd..............................      272,568
     16,770 Hyosung Corp..........................................      187,047
     11,114 Hyundai Department Store Co., Ltd.....................      312,271
      8,250 Hyundai Heavy Industries Co., Ltd.*...................      212,835
     13,060 Hyundai Mobis.........................................      461,464
     54,135 Hyundai Motor Co., Ltd................................    1,806,805
     88,128 Kookmin Bank..........................................    3,222,731
     47,091 Korea Electric Power (KEPCO) Corp.....................      773,824
     18,466 Korean Air Co., Ltd...................................      233,478
     39,130 KT Corp...............................................    1,494,236
     38,712 KT Corp., Sponsored ADR...............................      729,721
     12,450 KT&G Corp.............................................      206,705
     15,731 LG Chem Ltd...........................................      692,459
     19,769 LG Electronics Inc....................................    1,077,238
      7,408 LG Household & Health Care Ltd........................      183,229
     13,580 LG Investment & Securities Co., Ltd...................      164,186
      7,930 LG Petrochemical Co., Ltd.............................      155,292
      4,610 ORION Corp............................................      325,781
     22,720 POSCO.................................................    2,688,872
     53,380 Samsung Corp..........................................      386,318
      2,120 Samsung Electro Mechanics Co., Ltd....................       76,533
     33,014 Samsung Electronics Co., Ltd. (a).....................   12,227,407
      3,660 Samsung Electronics Co., Ltd., Preferred NV Shares....      663,755
     10,855 Samsung Fire & Marine Insurance Co., Ltd..............      600,745
     38,240 Samsung Heavy Industries Co., Ltd.....................      167,025
     10,410 Samsung SDI Co., Ltd..................................      979,400
     17,140 Samsung Securities Co., Ltd...........................      436,344
     25,260 Shinhan Financial Group Co., Ltd......................      344,112
      9,300 SK Telecom Co., Ltd. (a)..............................    1,591,571
     22,700 Ssangyong Motor Co.*..................................      160,417
                                                                   ------------
                                                                     34,890,699
                                                                   ------------

Taiwan -- 12.7%
    173,000 Acer Inc..............................................      256,278
      9,310 Ambit Microsystems Corp...............................       25,535
    153,697 Asustek Computer Inc..................................      414,788
     34,000 Basso Industry Corp...................................       70,314
    711,008 Benq Corp.............................................    1,053,268
    338,900 Cathay Financial Holding Co., Ltd.....................      423,501

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Taiwan -- 12.7% (continued)
     15,300 Cathay Financial Holding Co., Ltd., GDR (b)*.......... $    190,814
    418,422 China Development Financial Holding Corp..............      157,108
     88,000 China Motor Co., Ltd..................................      154,884
    583,610 China Steel Corp......................................      467,367
  1,726,718 Chinatrust Financial Holding Co. Ltd..................    1,408,119
    243,000 Chunghwa Telecom Co., Ltd.............................      348,569
     11,000 Chunghwa Telecom Co., Ltd., ADR.......................      155,320
    580,602 Compal Electronics Inc................................      885,635
    378,000 Compeq Manufacturing Co., Ltd.*.......................      146,920
    153,000 CTCI Corp.............................................      111,305
    738,865 Delta Electronics Inc.................................      975,328
    439,000 EVA Airways Corp......................................      164,190
    202,283 Evergreen Marine Corp.................................      139,444
     22,440 Evergreen Marine Corp., Sponsored GDR.................      154,836
  1,877,850 Far Eastern Textile Ltd...............................      815,259
    157,825 Faraday Technology Corp...............................      381,947
    382,725 Formosa Chemicals & Fibre Corp........................      500,720
  1,066,160 Formosa Plastics Corp.................................    1,579,380
    157,000 Fubon Financial Holding Co., Ltd......................      136,782
     88,000 Gamania Digital Entertainment Co., Ltd................       64,277
      9,000 Grand Hall Enterprise Co., Ltd........................       50,161
    433,043 Hon Hai Precision Industry Co., Ltd...................    1,791,114
     16,560 Hon Hai Precision Industry Co., Ltd., Registered
             Shares, GDR..........................................      137,448
    483,000 International Bank of Taipei..........................      226,694
    242,940 Inventec Co., Ltd.....................................      148,230
     63,000 Kaulin Manufacturing Co., Ltd.........................      107,187
    263,120 Lite-On Technology Corp...............................      298,702
     42,300 MediaTek Inc..........................................      421,883
  1,337,440 Mega Financial Holding Co., Ltd.......................      651,261
    112,406 Micro-Star International Co., Ltd.....................      199,489
    945,394 Nan Ya Plastics Corp..................................    1,137,024
    196,000 Nien Hsing Textile Co., Ltd...........................      212,156
        691 Pacific Electric Wire & Cable Co., Ltd.*..............           11
    367,938 Quanta Computer Inc...................................      912,020
     40,440 Realtek Semiconductor Corp............................       87,784
    707,003 SinoPac Holdings......................................      281,018
  1,225,000 Taishin Financial Holdings Co., Ltd...................      700,719
    271,200 Taiwan Cellular Corp..................................      194,908
  1,990,551 Taiwan Semiconductor Manufacturing Co. Ltd. (a)*......    3,912,201
  1,526,080 United Microelectronics Corp. (a)*....................    1,253,454
    189,000 Wan Hai Lines Ltd.....................................      173,532
    923,695 Winbond Electronics Corp.*............................      539,206
  1,003,000 Yageo Corp.*..........................................      367,776
    924,476 Yuanta Core Pacific Securities Co.....................      515,255
                                                                   ------------
                                                                     25,501,121
                                                                   ------------

Thailand -- 3.7%
    275,650 Advanced Info Service Public Co., Ltd.................      372,319
    232,700 The Aromatics (Thailand) Public Co. Ltd.*.............      108,167
    406,400 Bangkok Bank Public Co., Ltd.*........................      835,746
    154,800 Bangkok Expressway Public Co., Ltd....................       86,649
    268,200 Bank of Ayudhya Public Co., Ltd.*.....................       65,271
  1,872,700 Bank of Ayudhya Public Co., Ltd., NVDR*...............      451,198

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
-------------------------------------------------------------------------------

  Shares                          Security                            Value
-------------------------------------------------------------------------------

Thailand -- 3.7% (continued)
    104,954 BEC World Public Co., Ltd............................. $    628,345
    717,350 Charoen Pokphand Foods Public Co. Ltd.................       92,964
    237,000 Delta Electronics (Thailand) Public Co. Ltd...........      180,245
    109,800 Electricity Generating Public Co. Ltd.................      168,348
    129,200 GMM Grammy Public Co. Ltd.............................       68,232
    818,700 Kasikornbank Public Co. Ltd.*.........................      926,492
  1,118,100 Land and Houses Public Co. Ltd........................      329,253
     85,600 Major Cineplex Group Public Co. Ltd...................       32,290
    296,900 National Finance Public Co. Ltd.......................      106,216
     78,900 Noble Development Public Co. Ltd......................       26,114
    153,100 PTT Exploration and Production Public Co. Ltd.........      588,703
    241,600 PTT Public Co. Ltd....................................      435,103
    374,200 Shin Corp. Public Co. Ltd.............................      197,618
    252,500 The Siam Cement Public Co. Ltd........................    1,155,269
     17,900 Siam City Cement Public Co. Ltd.......................       92,353
    160,200 Siam Commercial Bank Public Co. Ltd.*.................      152,051
     28,600 Siam Makro Public Co. Ltd.............................       23,665
    148,900 Thai Airways International Public Co. Ltd.............      206,554
     37,600 Thai Union Frozen Products Public Co. Ltd.............       28,367
     27,200 Thai Union Frozen Products Public Co. Ltd., NVDR......       20,355
    132,800 TISCO Finance Public Co. Ltd.*........................       97,766
                                                                   ------------
                                                                      7,475,653
                                                                   ------------

Turkey -- 1.0%
 10,175,707 Akbank T.A.S..........................................      316,739
  2,112,000 Aksigorta A.S.........................................       63,851
     36,700 Aktas Elektrik Ticaret A.S.*..........................            0
    340,462 Anadolu Efes Biracilik ve Malt Sanayii A.S............       77,959
         31 Beko Elektronik A.S.*.................................            1
    234,900 Eregli Demir ve Celik Fabrikalari T.A.S.*.............       36,643
 17,267,450 Haci Omer Sabanci Holding A.S.........................      463,348
    600,926 Koc Holding A.S.......................................       59,340
  1,718,100 Tupras-Turkiye Petrol Rafinerileri A.S................      140,153
  4,142,131 Turkcell Iletisim Hizmetleri A.S.*....................      302,324
      4,148 Turkcell Iletisim Hizmetleri A.S., ADR*...............       75,079
  3,300,115 Turkiye Garanti Bankasi A.S.*.........................       51,007
 10,931,732 Turkiye Is Bankasi, Class C Shares*...................      406,762
  2,785,500 Vestel Elektronik*....................................       72,752
                                                                   ------------
                                                                      2,065,958
                                                                   ------------

United Kingdom -- 3.6%
    341,566 Anglo American PLC (c)................................    6,379,145
    543,983 Old Mutual PLC........................................      816,159
                                                                   ------------
                                                                      7,195,304
                                                                   ------------

United States -- 1.2%
     46,100 The India Fund, Inc...................................      699,337
     29,100 Morgan Stanley India Investment Fund, Inc.............      433,299
     41,325 RAO Unified Energy System, Registered Shares, GDR.....    1,291,406
                                                                   ------------
                                                                      2,424,042
                                                                   ------------
            TOTAL STOCK (Cost -- $130,600,504)....................  179,445,089
                                                                   ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Emerging Markets Equity Investments
---------------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(d)                                         Security                                            Value
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES -- 0.6%
$ 1,200,000    Aaa    General Electric Capital Corp., Notes, 1.210% due 4/22/04 (Cost -- $1,201,672).......... $  1,201,151
                                                                                                               ------------

 Warrants
-----------
WARRANTS -- 0.0%
    564,080           Bank of Ayudhya Public Co. Ltd., Expires 9/11/08 (Cost -- $0)...........................            0
                                                                                                               ------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $131,802,176)..................................................................  180,646,240
                                                                                                               ------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 10.0%
$20,126,000           State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at maturity -- $20,128,080;
                       (Fully collateralized by U.S. Treasury Notes and Bonds, 6.500% to 7.125%
                       due 2/15/10 to 2/15/23; Market value -- $20,537,250) (Cost -- $20,126,000).............   20,126,000
                                                                                                               ------------
                      TOTAL INVESTMENTS -- 100.0%
                      (Cost -- $151,928,176**)................................................................ $200,772,240
                                                                                                               ============

--------
(a) All or a portion of this security is segregated for open forward foreign currency contracts (See Note 6).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is segregated for open futures contract commitments (See Note 4).
(d) Rating is by Moody's Investors Service ("Moody's").
*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is $160,128,272.

   Abbreviations used in this schedule:
   ADR  -- American Depositary Receipt
   GDR  -- Global Depositary Receipt
   NVDR -- Non-Voting Depositary Receipt

   Rating used in this schedule:
 Aaa --Bonds rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Fixed Income Investments
--------------------------------------------------------------------------------------

     Face
    Amount+                             Security                             Value
--------------------------------------------------------------------------------------
BONDS -- 97.3%

Australia -- 6.1%
  9,410,000      Australia Government Bond, 6.500% due 5/15/13++........ $   6,564,120
                                                                         -------------

Belgium -- 2.5%
  2,200,000      Belgium Kingdom, 5.750% due 3/28/08*...................     2,647,368
                                                                         -------------

Bermuda -- 0.7%
    640,000/EUR/ Fidelity International Ltd., 6.250% due 3/21/12........       753,715
                                                                         -------------

Cayman Islands -- 0.5%
    500,000/EUR/ Hutchinson Whampoa Finance C.I. Ltd., 5.875% due 7/8/13       539,803
                                                                         -------------

Denmark -- 1.0%
  7,130,000      Kingdom of Denmark, 5.000% due 8/15/05.................     1,098,239
                                                                         -------------

France -- 11.2%
    490,000      Casino Guichard Perrachon S.A., 6.000% due 3/6/08......       575,447
                 France Government Bond O.A.T.:
  1,100,000        5.000% due 4/25/12...................................     1,284,866
  2,430,000        6.000% due 10/25/25..................................     3,091,725
  3,300,000      Principal Strip, zero coupon due 10/25/25..............     1,198,241
    320,000/GBP/ France Telecom, 9.000% due 3/14/11.....................       590,086
                 French Treasury Notes:
  2,800,000        4.000% due 1/12/04...................................     3,097,355
  2,000,000        3.500% due 7/12/04...................................     2,223,164
                                                                         -------------
                                                                            12,060,884
                                                                         -------------

Germany -- 24.5%
                 Bundesobligation:
    610,000        4.500% due 8/18/06...................................       698,588
  4,000,000        3.000% due 4/11/08...................................     4,312,312
                 Deutsche Bundesrepublik:
  5,380,000        4.750% due 7/4/08....................................     6,259,250
    420,000        3.750% due 1/4/09....................................       465,421
    400,000        5.000% due 7/4/11....................................       468,499
    270,000        5.000% due 7/4/12 ...................................       315,792
  2,150,000        4.500% due 1/4/13....................................     2,425,766
  8,140,000        3.750% due 7/4/13....................................     8,631,034
    500,000        5.625% due 1/4/28* ..................................       608,381
  1,715,000        6.250% due 1/4/30....................................     2,265,669
                                                                         -------------
                                                                            26,450,712
                                                                         -------------

Greece -- 7.2%
                 Hellenic Republic Government Bond:
  4,900,000/EUR/   4.650% due 4/19/07...................................     5,635,904
  1,400,000/EUR/   6.300% due 1/29/09...................................     1,733,579
    370,000/EUR/ Public Power Corp., 4.500% due 3/12/09.................       409,688
                                                                         -------------
                                                                             7,779,171
                                                                         -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Fixed Income Investments
-----------------------------------------------------------------------------------------------------

     Face
    Amount+                                     Security                                    Value
-----------------------------------------------------------------------------------------------------

Hungary -- 3.2%
842,000,000      Hungary Government Bond, 6.750% due 2/12/13............................ $  3,484,516
                                                                                         ------------

Iceland -- 5.4%
480,000,000      Housing Finance Fund, 2.700% due 1/1/20 ...............................    5,857,958
                                                                                         ------------

Italy -- 10.4%
                 Buoni Poliennali Del Tes:
  5,600,000        4.750% due 3/15/06...................................................    6,431,552
  3,640,000        5.000% due 2/1/12 ...................................................    4,248,937
    520,000      Telecom Italia S.p.A., 6.250% due 2/1/12...............................      612,908
                                                                                         ------------
                                                                                           11,293,397
                                                                                         ------------

Japan -- 13.8%
                 Development Bank of Japan:
267,000,000        1.400% due 6/20/12...................................................    2,298,166
360,000,000        1.700% due 9/20/22...................................................    3,003,317
370,000,000        1.050% due 6/20/23...................................................    2,729,061
787,000,000      Japan Finance Corp. for Municipal Enterprises, 1.550% due 2/21/12......    6,877,187
                                                                                         ------------
                                                                                           14,907,731
                                                                                         ------------

Netherlands -- 7.9%
    700,000      Brisa Finance BV, 4.875% due 12/20/06..................................      800,904
    520,000      Deutsche Telekom International Finance BV, 7.125% due 7/11/11 .........      644,749
    480,000      EDP Finance BV, 5.000% due 3/20/08.....................................      548,110
    490,000      Munich Re Finance BV, 6.750% due 6/21/23...............................      578,787
  4,800,000      Netherlands Government Bond, 7.750% due 3/1/05 ........................    5,676,342
    280,000      TPSA Eurofinance BV, 6.625% due 3/1/06.................................      326,457
                                                                                         ------------
                                                                                            8,575,349
                                                                                         ------------

Supranational -- 0.5%
  2,200,000/BRL/ International Bank Reconstruction & Development, zero coupon due 4/4/05      560,944
                                                                                         ------------

Sweden -- 0.3%
    300,000/EUR/ If Skadeforsakring AB, 7.500% due 3/30/21 .............................      328,074
                                                                                         ------------

United Kingdom -- 0.3%
    270,000/EUR/ HSBC Holdings PLC, 5.375% due 12/20/12.................................      312,452
                                                                                         ------------

United States -- 1.8%
    670,000/EUR/ GMAC Swift Trust, 5.000% due 1/18/05...................................      758,883
    560,000/EUR/ Morgan Stanley, 4.375% due 3/1/10......................................      615,821
    540,000/EUR/ Pemex Project Funding Master Trust, 6.250% due 8/5/13..................      583,366
                                                                                         ------------
                                                                                            1,958,070
                                                                                         ------------
                 TOTAL BONDS
                 (Cost -- $103,868,649).................................................  105,172,503
                                                                                         ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

International Fixed Income Investments
-------------------------------------------------------------------------------

   Face
  Amount                          Security                            Value
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
$2,971,000 State Street Bank and Trust Co., 0.930% due 9/2/03;
            Proceeds at maturity -- $2,971,307; (Fully
            collateralized by U.S. Treasury Bonds, 7.625% due
            11/15/22; Market value -- $3,032,581) (Cost --
            $2,971,000)........................................... $  2,971,000
                                                                   ------------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $106,839,649**)... $108,143,503
                                                                   ============

--------
+  Face amount represents local currency unless otherwise indicated.
++ All or a portion of this security is on a loan (See Note 8).
* All or a portion of this security is segregated for open forward foreign currency contracts (See Note 6).
** Aggregate cost for Federal income tax purposes is $111,032,677.

   Currency abbreviations used in this schedule:
   BRL -- Brazilian Real
   EUR -- Euro
   GBP -- British Pound


Loaned Securities Collateral
August 31, 2003


-------------------------------------------------------------------------------

   Face
  Amount                          Security                            Value
-------------------------------------------------------------------------------
$5,104,400 State Street Navigator Securities Lending Trust Prime
            Portfolio
           (Cost -- $5,104,400)................................... $  5,104,400
                                                                   ============

                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          August 31, 2003

                                                                   Small
                                                               Capitalization
                                                                Value Equity
                                                                Investments
  ---------------------------------------------------------------------------
  ASSETS:
   Investments, at cost.......................................  $358,106,284
   Repurchase agreements, at cost.............................    15,590,000
   Loaned securities collateral, at cost (Note 8).............    42,861,747
   Foreign currency, at cost..................................            --
                                                                ============
   Investments, at value......................................  $408,168,618
   Repurchase agreements, at value............................    15,590,000
   Loaned securities collateral, at value (Note 8)............    42,861,747
   Foreign currency, at value.................................            --
   Cash.......................................................         1,069
   Receivable for securities sold.............................     1,084,581
   Dividends and interest receivable..........................       747,704
   Receivable for Fund shares sold............................       783,219
   Receivable for open forward foreign currency contracts
     (Note 6).................................................            --
   Unrealized appreciation on open swap contracts (Note 9)....            --
   Receivable for open interest rate swap contracts (Note 9)..            --
   Receivable from broker -- variation margin.................            --
                                                                ------------
   Total Assets...............................................   469,236,938
                                                                ------------
  LIABILITIES:
   Payable for loaned securities collateral (Note 8)..........    42,861,747
   Payable for securities purchased...........................       671,386
   Payable for Fund shares reacquired.........................       382,062
   Management fees payable....................................       271,250
   Administration fees payable................................        70,281
   Payable for open forward foreign currency contracts (Note
     6).......................................................            --
   Dividends payable..........................................            --
   Other liabilities..........................................            --
   Accrued expenses...........................................       179,126
                                                                ------------
   Total Liabilities..........................................    44,435,852
                                                                ------------
  Total Net Assets............................................  $424,801,086
                                                                ============
  NET ASSETS:
   Par value of shares of beneficial interest.................  $     34,533
   Capital paid in excess of par value........................   389,659,939
   Undistributed net investment income........................     3,452,442
   Accumulated net realized loss from investment
     transactions, futures contracts and swap contracts.......   (18,408,162)
   Net unrealized appreciation of investments, futures
     contracts, foreign currencies and swap contracts.........    50,062,334
                                                                ------------
  Total Net Assets............................................  $424,801,086
                                                                ============
  Shares Outstanding..........................................    34,533,248
                                                                ============
  Net Asset Value.............................................        $12.30
                                                                ============

                      See Notes to Financial Statements.

               Small                       Emerging
           Capitalization International     Markets     International
               Growth        Equity         Equity      Fixed Income
            Investments    Investments    Investments    Investments
           ----------------------------------------------------------
           $ 373,873,687  $ 445,680,831  $ 131,802,176  $103,868,649
              21,059,000      9,556,000     20,126,000     2,971,000
             126,325,682     78,138,355             --     5,104,400
                      --        522,447      6,369,214       371,398
           =============  =============  =============  ============
           $ 475,525,885  $ 523,023,672  $ 180,646,240  $105,172,503
              21,059,000      9,556,000     20,126,000     2,971,000
             126,325,682     78,138,355             --     5,104,400
                      --        524,285      6,373,079       363,720
                     560            837        489,840           810
               1,539,141      1,214,772      1,514,852     7,017,223
                  90,810      1,380,209        687,225     1,708,200
               1,356,408      1,052,081        775,668       226,835
                      --          3,640        355,197     5,128,708
                      --             --        354,520            --
                      --             --          5,414            --
                      --             --         77,895            --
           -------------  -------------  -------------  ------------
             625,897,486    614,893,851    211,405,930   127,693,399
           -------------  -------------  -------------  ------------
             126,325,682     78,138,355             --     5,104,400
               1,863,436      2,583,377     14,305,900     6,992,777
                 356,073        307,078        211,000        76,211
                 313,807        298,470        130,432        47,689
                  78,649         88,696         29,178        19,075
                      --          4,021        130,668     3,313,435
                      --             --             --        15,136
                      --         32,252        306,341            --
                 431,420        353,184        256,719        95,350
           -------------  -------------  -------------  ------------
             129,369,067     81,805,433     15,370,238    15,664,073
           -------------  -------------  -------------  ------------
           $ 496,528,419  $ 533,088,418  $ 196,035,692  $112,029,326
           =============  =============  =============  ============
           $      41,989  $      68,132  $      30,243  $     14,134
             860,154,340    817,904,943    317,228,957   111,376,978
                     907      3,012,587        466,829       143,018
            (465,321,015)  (365,259,417)  (170,882,302)   (2,653,369)
             101,652,198     77,362,173     49,191,965     3,148,565
           -------------  -------------  -------------  ------------
           $ 496,528,419  $ 533,088,418  $ 196,035,692  $112,029,326
           =============  =============  =============  ============
              41,989,346     68,131,791     30,243,390    14,133,639
           =============  =============  =============  ============
                  $11.83          $7.82          $6.48         $7.93
           =============  =============  =============  ============

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2003

                                                                                      Small
                                                                                  Capitalization
                                                                                   Value Equity
                                                                                   Investments
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................................................  $  8,517,059
  Interest (Note 8)..............................................................       311,743
  Less: Foreign withholding tax..................................................        (2,386)
                                                                                   ------------
  Total Investment Income........................................................     8,826,416
                                                                                   ------------
EXPENSES:
  Management fees (Note 2).......................................................     3,102,731
  Shareholder servicing fees.....................................................       749,999
  Administration fees (Note 2)...................................................       801,286
  Custody........................................................................        63,486
  Shareholder communications.....................................................        27,001
  Audit and legal................................................................        32,999
  Registration fees..............................................................        19,999
  Trustees' fees.................................................................        16,998
  Interest expense (Note 3)......................................................            --
  Other..........................................................................        10,002
                                                                                   ------------
  Total Expenses.................................................................     4,824,501
                                                                                   ------------
Net Investment Income (Loss).....................................................     4,001,915
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCIES AND
SWAP CONTRACTS (NOTES 3, 4, 6 AND 9):
  Realized Gain (Loss) From:
   Investment transactions.......................................................   (16,337,865)
   Futures contracts.............................................................            --
   Foreign currency transactions.................................................          (193)
   Swap contracts................................................................            --
                                                                                   ------------
  Net Realized Gain (Loss).......................................................   (16,338,058)
                                                                                   ------------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Investments...................................................................    51,779,889
   Foreign currencies............................................................            --
                                                                                   ------------
  Increase (Decrease) in Net Unrealized Appreciation.............................    51,779,889
                                                                                   ------------
Net Gain on Investments, Futures Contracts, Foreign Currencies and Swap Contracts    35,441,831
                                                                                   ------------
Increase in Net Assets From Operations...........................................  $ 39,443,746
                                                                                   ============

                      See Notes to Financial Statements.

                Small                     Emerging    International
            Capitalization International   Markets        Fixed
                Growth        Equity       Equity        Income
             Investments    Investments  Investments   Investments
            -------------------------------------------------------
             $  1,601,161  $ 13,778,822  $ 4,691,378            --
                  462,451       703,582      133,054   $ 5,019,445
                   (1,407)   (1,535,805)    (714,232)           --
             ------------  ------------  -----------   -----------
                2,062,205    12,946,599    4,110,200     5,019,445
             ------------  ------------  -----------   -----------
                3,269,663     3,282,881    1,398,086       590,598
                  975,001       897,001      467,607       249,001
                  818,245       960,818      310,684       236,239
                   40,002       250,000      520,000        82,700
                   29,999        25,002       20,300        12,000
                   35,028        33,999       36,500        32,999
                   20,000        20,001       10,300        14,998
                   15,001        18,002        7,200         5,500
                       --         4,659           --            --
                   10,001        10,002        5,004         2,500
             ------------  ------------  -----------   -----------
                5,212,940     5,502,365    2,775,681     1,226,535
             ------------  ------------  -----------   -----------
               (3,150,735)    7,444,234    1,334,519     3,792,910
             ------------  ------------  -----------   -----------

              (82,008,985)  (64,924,655)  (5,574,415)   19,230,183
                       --            --      962,427            --
                       --      (834,998)    (228,618)   (9,364,294)
                       --            --      723,378            --
             ------------  ------------  -----------   -----------
              (82,008,985)  (65,759,653)  (4,117,228)    9,865,889
             ------------  ------------  -----------   -----------
              195,592,765   117,033,292   36,847,087    (4,593,553)
                       --       (20,080)     (67,007)    2,514,526
             ------------  ------------  -----------   -----------
              195,592,765   117,013,212   36,780,080    (2,079,027)
             ------------  ------------  -----------   -----------
              113,583,780    51,253,559   32,662,852     7,786,862
             ------------  ------------  -----------   -----------
             $110,433,045  $ 58,697,793  $33,997,371   $11,579,772
             ============  ============  ===========   ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2003

                                                                      Small
                                                                  Capitalization
                                                                   Value Equity
                                                                   Investments
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   4,001,915
  Net realized gain (loss).......................................   (16,338,058)
  Increase (decrease) in net unrealized appreciation.............    51,779,889
                                                                  -------------
  Increase in Net Assets From Operations.........................    39,443,746
                                                                  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................    (1,967,532)
  Net realized gains.............................................   (22,740,420)
                                                                  -------------
  Decrease in Net Assets From Distributions to Shareholders......   (24,707,952)
                                                                  -------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares...............................    38,780,587
  Net asset value of shares issued for reinvestment of dividends.    24,340,026
  Cost of shares reacquired......................................  (156,247,315)
                                                                  -------------
  Decrease in Net Assets From Fund Share Transactions............   (93,126,702)
                                                                  -------------
Increase (Decrease) in Net Assets................................   (78,390,908)

NET ASSETS:
  Beginning of year..............................................   503,191,994
                                                                  -------------
  End of year*................................................... $ 424,801,086
                                                                  =============
* Includes undistributed net investment income of:...............    $3,452,442
                                                                  =============

                      See Notes to Financial Statements.

               Small                       Emerging
           Capitalization International     Markets    International
               Growth        Equity         Equity     Fixed Income
            Investments    Investments    Investments   Investments
           ---------------------------------------------------------
           $  (3,150,735) $   7,444,234  $  1,334,519  $  3,792,910
             (82,008,985)   (65,759,653)   (4,117,228)    9,865,889
             195,592,765    117,013,212    36,780,080    (2,079,027)
           -------------  -------------  ------------  ------------
             110,433,045     58,697,793    33,997,371    11,579,772
           -------------  -------------  ------------  ------------
                      --     (1,584,789)   (1,744,393)   (4,474,320)
                      --             --            --            --
           -------------  -------------  ------------  ------------
                      --     (1,584,789)   (1,744,393)   (4,474,320)
           -------------  -------------  ------------  ------------

              79,014,613     81,500,116    40,256,929    23,681,301
                      --      1,558,411     1,727,402     4,299,562
            (166,521,061)  (141,711,972)  (61,717,701)  (49,133,422)
           -------------  -------------  ------------  ------------
             (87,506,448)   (58,653,445)  (19,733,370)  (21,152,559)
           -------------  -------------  ------------  ------------
              22,926,597     (1,540,441)   12,519,608   (14,047,107)

             473,601,822    534,628,859   183,516,084   126,076,433
           -------------  -------------  ------------  ------------
           $ 496,528,419  $ 533,088,418  $196,035,692  $112,029,326
           =============  =============  ============  ============
                    $907     $3,012,587      $466,829      $143,018
           =============  =============  ============  ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2002

                                                                         Small
                                                                     Capitalization
                                                                      Value Equity
                                                                      Investments
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $   5,754,530
  Net realized gain (loss)..........................................    34,324,925
  Change in net unrealized appreciation (depreciation)..............   (52,277,248)
                                                                     -------------
  Increase (Decrease) in Net Assets From Operations.................   (12,197,793)
                                                                     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................    (9,548,920)
  Net realized gains................................................   (23,041,743)
  Capital...........................................................            --
                                                                     -------------
  Decrease in Net Assets From Distributions to Shareholders.........   (32,590,663)
                                                                     -------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..................................   148,025,266
  Net asset value of shares issued for reinvestment of dividends....    32,057,520
  Cost of shares reacquired.........................................  (270,769,489)
                                                                     -------------
  Decrease in Net Assets From Fund Share Transactions...............   (90,686,703)
                                                                     -------------
Decrease in Net Assets..............................................  (135,475,159)

NET ASSETS:
  Beginning of year.................................................   638,667,153
                                                                     -------------
  End of year*...................................................... $ 503,191,994
                                                                     =============
* Includes undistributed (overdistributed) net investment income of:    $3,125,089
                                                                     =============

                      See Notes to Financial Statements.

               Small                       Emerging
           Capitalization International     Markets     International
               Growth        Equity         Equity      Fixed Income
            Investments    Investments    Investments    Investments
           ----------------------------------------------------------
           $  (5,326,163) $   2,478,761  $     938,642  $  5,447,422
            (157,586,276)  (133,695,282)   (35,329,413)    1,216,223
             (30,274,711)    20,504,218     44,520,962     3,303,217
           -------------  -------------  -------------  ------------
            (193,187,150)  (110,712,303)    10,130,191     9,966,862
           -------------  -------------  -------------  ------------
                      --       (202,026)    (1,548,291)   (2,201,435)
                      --             --             --            --
                      --             --             --    (3,458,980)
           -------------  -------------  -------------  ------------
                      --       (202,026)    (1,548,291)   (5,660,415)
           -------------  -------------  -------------  ------------
             174,463,762    353,536,749     65,595,663    23,033,320
                      --        197,801      1,532,110     5,474,047
            (259,676,121)  (457,328,509)  (138,276,333)  (66,507,968)
           -------------  -------------  -------------  ------------
             (85,212,359)  (103,593,959)   (71,148,560)  (38,000,601)
           -------------  -------------  -------------  ------------
            (278,399,509)  (214,508,288)   (62,566,660)  (33,694,154)

             752,001,331    749,137,147    246,082,744   159,770,587
           -------------  -------------  -------------  ------------
           $ 473,601,822  $ 534,628,859  $ 183,516,084  $126,076,433
           =============  =============  =============  ============
                      --    $(2,156,933)    $1,151,225   $(5,226,872)
           =============  =============  =============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Significant Accounting Policies

Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments ("Funds") are separate investment funds of the Consulting Group Capital Markets Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust offers ten other funds: Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments, Government Money Investments and Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for these other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and asked prices; U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Trust determines the existence of a dividend declaration after exercising reasonable due diligence; each Fund distributes income dividends monthly and capital gains, if any, at least annually, with the exception of International Fixed Income Investments which distributes income dividends on a monthly basis; and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2003, reclassifications were made to the capital accounts of Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, Small Capitalization Value Equity Investments reclassified $8,933,717 and $769,824 of net realized gains and undistributed net investment income, respectively, to paid-in capital. Small Capitalization Growth Investments reclassified a portion of accumulated net investment loss amounting to $3,232,890 to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          Notes to Financial Statements
          (continued)


In addition, certain Funds may from time to time enter into futures contracts in order to hedge market or currency risk. Also, certain Funds may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Trust has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Trust. SBFM has entered into a sub-advisory agreement with each sub-adviser selected for the Funds (collectively, "Sub-Advisers").

Under the Management Agreement, each Fund pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund's average daily net assets. In addition, SBFM pays each Sub-Adviser, based on the rates applied to each respective Fund's average daily net assets on a monthly basis.

Indicated below for each Fund is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Fund while the actual management fee is what the Fund incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisers are added or terminated in a particular Fund.

                                                                                           Actual      Maximum
                                                                                  Sub-   Management   Allowable
                                                                                 Adviser    Fee         Annual
Fund                                                  Sub-Adviser                  Fee    Incurred  Management Fee
------------------------------------------------------------------------------------------------------------------
Small Capitalization Value Equity                                                           0.77%        0.80%
  Investments
                                        NFJ Investment Group:
                                          on the first $450 million               0.50%
                                          on the amount over $450 million         0.45
                                        Rutabaga Capital Management LLC           0.50
                                        Furman Selz Capital Management LLC        0.40
Small Capitalization Growth Investments                                                     0.80         0.80
                                        Wall Street Associates                    0.50
                                        Westpeak Global Advisors, L.P.            0.50
                                        Westfield Capital Management Co., Inc.    0.50
International Equity Investments                                                            0.68         0.70
                                        Oechsle International Advisors, LLC       0.40
                                        Philadelphia International Advisors, LP:
                                          on the first $100 million               0.40
                                          on the next $100 million                0.35
                                          on the amount over $200 million         0.30
                                        Brandywine Asset Management, Inc.:
                                          on the first $150 million               0.45
                                          on the amount over $150 million         0.25
Emerging Markets Equity Investments                                                         0.90         0.90
                                        F&C Emerging Markets Ltd.                 0.60
                                        SSgA Funds Management, Inc.               0.60
International Fixed Income Investments                                                      0.50         0.50
                                        Julius Baer Investment Management Inc.    0.25

          Notes to Financial Statements
          (continued)

In addition, the following changes were made:

  Small Capitalization Growth Investments:
   Kern Capital Management LLC was terminated, effective October 31, 2002. International Equity Investments:
   Philadelphia International Advisors, LP was added as an additional adviser and Deutsche Asset Management
     Investment Services Ltd. was terminated, effective December 17, 2002. Balanced Investments:
   Balanced Investments was liquidated on August 29, 2003.

SBFM also acts as the Trust's administrator for which each Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record keeping and financial processing for all shareholder accounts and is paid by CTB.

For the year ended August 31, 2003, the Funds paid transfer agent fees totaling $2,423,531 to CTB. The totals for each Fund were as follows:

                                                               Transfer Agent
  Fund                                                              Fees
  ---------------------------------------------------------------------------
  Small Capitalization Value Equity Investments...............    $614,359
  Small Capitalization Growth Investments.....................     617,256
  International Equity Investments............................     584,301
  Emerging Markets Equity Investments.........................     396,436
  International Fixed Income Investments......................     211,179

For the year ended August 31, 2003, Citigroup Global Markets Inc., formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, received brokerage commissions of $134,447.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

    Fund                                           Purchases      Sales
    -----------------------------------------------------------------------
    Small Capitalization Value Equity Investments $130,900,311 $254,006,369
    Small Capitalization Growth Investments......  360,344,156  468,003,882
    International Equity Investments.............  519,390,338  564,203,280
    Emerging Markets Equity Investments..........  129,458,512  152,150,315
    International Fixed Income Investments.......  328,802,177  359,925,625

          Notes to Financial Statements
          (continued)


At August 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                              Net
                                                                           Unrealized
                                                                          Appreciation
Fund                                          Appreciation Depreciation  (Depreciation)
---------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments $ 78,526,158 $(30,983,350)  $47,542,808
Small Capitalization Growth Investments......  120,727,432  (22,100,571)   98,626,861
International Equity Investments.............   89,352,973  (22,980,895)   66,372,078
Emerging Markets Equity Investments..........   50,926,784  (10,282,816)   40,643,968
International Fixed Income Investments.......      314,720   (3,203,894)   (2,889,174)

In addition, during the year ended August 31, 2003, International Equity Investments incurred $4,659 of interest expense related to overdrafts due to money transfers between investment managers.

4. Futures Contracts

Securities or cash equal to the initial margin amount, which is made upon entering into the futures contract, are either deposited with the broker or segregated by the custodian. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 2003, Emerging Markets Equity Investments had the following open futures contracts:

Emerging Markets Equity Investments

                   Number of              Basis      Market   Unrealized
       To Buy      Contracts Expiration   Value      Value       Gain
       -----------------------------------------------------------------
       Taiwan MSCI    238       9/03    $5,895,905 $5,973,800  $77,895
                                                               =======

5. Foreign Securities

International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments invest in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

          Notes to Financial Statements
          (continued)


6. Forward Foreign Currency Contracts

At August 31, 2003, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments had the following open forward foreign currency contracts. The Funds bear the market risk that arises from changes in foreign currency exchange rates.

The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

                                                                                 Unrealized
Forward Foreign Currency Contracts   Local Currency Market Value Settlement Date Gain (Loss)
----------------------------------   -------------- ------------ --------------- -----------
To Buy:
 British Pound                           139,503     $  220,067      9/2/03        $   (28)
 British Pound                           139,481        220,031      9/3/03            419
 Euro                                    129,132        141,961      9/3/03            278
 Euro                                  1,470,673      1,616,785      9/3/03          2,868
                                                                                   -------
                                                                                     3,537
                                                                                   -------
To Sell:
 British Pound                           230,823        364,124      9/2/03             46
 British Pound                           308,582        486,788      9/3/03           (926)
 Euro                                     10,487         11,529      9/2/03            (67)
 Hong Kong Dollar                        353,967         45,385      9/2/03              1
 Hong Kong Dollar                        522,701         67,019      9/2/03             (2)
 Hong Kong Dollar                        666,260         85,426      9/2/03             (3)
 Japanese Yen                            769,500          6,595      9/2/03             28
 Japanese Yen                            837,000          7,173      9/2/03            (10)
 Norwegian Krone                       1,270,292        169,298      9/2/03         (2,593)
 Norwegian Krone                         616,458         82,158      9/2/03           (375)
 Singapore Dollar                         74,974         42,762      9/2/03            (17)
                                                                                   -------
                                                                                    (3,918)
                                                                                   -------
 Net Unrealized Loss on Open Forward
   Foreign Currency Contracts                                                      $  (381)
                                                                                   =======

          Notes to Financial Statements
          (continued)

Emerging Markets Equity Investments

                                                                                        Unrealized
Forward Foreign Currency Contracts          Local Currency Market Value Settlement Date Gain (Loss)
----------------------------------          -------------- ------------ --------------- -----------
To Buy:
 Agentine Peso                                    406,500   $  136,698     10/20/03      $ 35,326
 Agentine Peso                                    406,500      136,698     10/20/03        28,873
 Agentine Peso                                    816,000      269,370     11/24/03           196
 Brazilian Real                                   620,641      209,322       9/2/03          (922)
 Hong Kong Dollar                               2,827,550      362,541       9/2/03            (2)
 Hong Kong Dollar                               3,114,000      397,359     11/25/05         1,664
 Hungarian Forint                             133,656,500      559,199     11/24/03           (33)
 Indonesian Rupiah                          1,550,502,600      182,735       9/2/03          (974)
 Malaysian Ringgit                              1,086,719      285,978       9/2/03          (189)
 Malaysian Ringgit                              2,552,000      671,579       9/2/03           (88)
 Mexican Peso                                   1,727,000      156,336       9/2/03        (1,022)
 South African Rand                             6,667,000      905,227       9/2/03        (6,499)
 South African Rand                             6,830,640      927,446       9/3/03        (6,723)
 South African Rand                            15,386,000    2,041,401     11/24/03       176,056
 South African Rand                             3,032,000      402,275     11/24/03        (3,697)
 Thailand Baht                                  1,010,000       24,580       9/2/03            42
 Thailand Baht                                  6,478,650      157,670       9/2/03           268
 Thailand Baht                                 55,000,000    1,338,525       9/2/03          (326)
                                                                                         --------
                                                                                          221,950
                                                                                         --------
To Sell:
 Agentine Peso                                    813,000      273,396     10/20/03       (18,537)
 Agentine Peso                                    816,000      269,370     11/24/03         6,446
 Czech Koruna                                  64,653,000    2,183,870     11/24/03        93,687
 Czech Koruna                                  20,311,000      686,071     11/24/03        (6,296)
 Hong Kong Dollar                               6,133,000      782,595     11/25/05        (4,838)
 Hong Kong Dollar                              18,399,000    2,347,784     11/25/05       (11,166)
 Hong Kong Dollar                               2,262,000      288,640     11/25/05          (652)
 Hong Kong Dollar                               5,957,000      760,137     11/25/05         3,571
 Hungarian Forint                              37,275,530      159,056       9/2/03        (1,698)
 Hungarian Forint                             133,656,500      559,199     11/24/03         9,068
 South African Rand                             4,504,000      597,575     11/24/03       (67,006)
                                                                                         --------
                                                                                            2,579
                                                                                         --------
Net Unrealized Gain on Open Forward Foreign                                              $224,529
  Currency Contracts
                                                                                         ========


International Fixed Income Investments

                                                                               Unrealized
Forward Foreign Currency Contracts Local Currency Market Value Settlement Date    Loss
---------------------------------- -------------- ------------ --------------- ----------
             To Buy:
              Euro                   1,195,748     $1,311,291     11/25/03      $(38,709)
                                                                                --------

          Notes to Financial Statements
          (continued)


International Fixed Income Investments (continued)


Forward Foreign Cross Currency Contracts*            Market Value
----------------------------------------- ----------------------------------- Settlement Unrealized
                                          Australian Dollar   Japanese Yen       Date    Gain (Loss)
                                          ----------------- ----------------- ---------- -----------
   To Buy:
    Australian Dollar vs Japanese Yen        $4,111,584        $4,226,617       9/10/03   $(115,033)
    Australian Dollar vs Japanese Yen         2,399,775         2,467,264       9/10/03     (67,489)
    Australian Dollar vs Japanese Yen         5,563,207         5,684,071       9/10/03    (120,864)

                                           Canadian Dollar        Euro
                                          ----------------- -----------------
    Canadian Dollar vs Euro                  $5,400,106        $5,093,478      10/27/03     306,628

                                                Euro          British Pound
                                          ----------------- -----------------
    Euro vs. British Pound                   $5,636,548        $5,676,389        9/5/03     (39,841)
    Euro vs. British Pound                    3,502,665         3,547,743        9/5/03     (45,078)

                                                Euro          Japanese Yen
                                          ----------------- -----------------
    Euro vs. Japanese Yen                    $5,751,973        $6,087,014       9/10/03    (335,041)
    Euro vs. Japanese Yen                     2,921,132         3,078,657       9/10/03    (157,525)
    Euro vs. Japanese Yen                     2,992,730         3,112,093       9/10/03    (119,363)
    Euro vs. Japanese Yen                     9,123,542         9,480,309       9/10/03    (356,767)
    Euro vs. Japanese Yen                     3,175,580         3,274,985       9/10/03     (99,405)
    Euro vs. Japanese Yen                     5,925,607         6,327,065       9/10/03    (401,458)
    Euro vs. Japanese Yen                     8,364,745         8,740,129       9/10/03    (375,384)
    Euro vs. Japanese Yen                     5,519,452         5,718,363       9/10/03    (198,911)
    Euro vs. Japanese Yen                     5,522,654         5,718,363       9/10/03    (195,709)

                                                Euro        Australian Dollar
                                          ----------------- -----------------
    Euro vs. Australian Dollar               $5,170,529        $5,318,419       9/10/03    (147,890)
    Euro vs. Australian Dollar                1,428,698         1,426,893       9/10/03       1,805

                                                Euro          Swedish Krona
                                          ----------------- -----------------
    Euro vs. Swedish Krona                   $6,290,130        $6,309,719        9/2/03     (19,589)
    Euro vs. Swedish Krona                    5,351,901         5,354,591      10/22/03      (2,690)
    Euro vs. Swedish Krona                    2,192,112         2,194,309      10/22/03      (2,197)
    Euro vs. Swedish Krona                    3,155,884         3,160,282      10/22/03      (4,398)

                                                Euro         Canadian Dollar
                                          ----------------- -----------------
    Euro vs Canadian Dollar                  $1,442,694        $1,512,030      10/27/03     (69,336)
    Euro vs Canadian Dollar                     491,478           504,010      10/27/03     (12,532)

                                                Euro        Hungarian Forint
                                          ----------------- -----------------
    Euro vs. Hungarian Forint                $3,777,754        $3,886,865       11/3/03    (109,111)

                                            British Pound         Euro
-                                         ----------------- -----------------
    British Pound vs Euro                    $5,518,711        $5,481,664        9/5/03      37,047
    British Pound vs Euro                     9,224,132         9,226,499        9/5/03      (2,367)

          Notes to Financial Statements
          (continued)


International Fixed Income Investments (continued)


Forward Foreign Cross Currency Contracts*              Market Value
-----------------------------------------   ---------------------------------- Settlement Unrealized
                                             British Pound     Japanese Yen       Date    Gain (Loss)
                                            ---------------- ----------------- ---------- -----------
 British Pound vs Japanese Yen                $ 5,684,188       $ 5,846,060       9/5/03  $ (161,872)
 British Pound vs Japanese Yen                  2,758,448         2,772,082      9/10/03     (13,634)
 British Pound vs Japanese Yen                  2,758,448         2,770,829      9/10/03     (12,381)
 British Pound vs Japanese Yen                  2,758,448         2,764,790      9/10/03      (6,342)
 British Pound vs Japanese Yen                  2,758,448         2,765,915      9/10/03      (7,467)

                                            Hungarian Forint       Euro
                                            ---------------- -----------------
 Hungarian Forint vs Euro                     $   292,960       $   285,288      11/3/03       7,672

                                              Japanese Yen     British Pound
                                            ---------------- -----------------
 Japanese Yen vs British Pound                $ 5,846,060       $ 5,565,457       9/5/03     280,603
 Japanese Yen vs British Pound                  2,759,164         2,758,448      9/10/03         716
 Japanese Yen vs British Pound                  2,757,664         2,758,448      9/10/03        (784)

                                              Japanese Yen         Euro
                                            ---------------- -----------------
 Japanese Yen vs. Euro                        $13,678,634       $12,664,564      9/10/03   1,014,070
 Japanese Yen vs. Euro                         24,544,726        22,799,445      9/10/03   1,745,281
 Japanese Yen vs. Euro                          5,684,071         5,335,574      9/10/03     348,497
 Japanese Yen vs. Euro                          6,781,448         6,426,851      9/10/03     354,597
 Japanese Yen vs. Euro                          6,009,854         5,785,078      9/10/03     224,776
 Japanese Yen vs. Euro                          5,846,962         5,555,193      9/10/03     291,769
 Japanese Yen vs. Euro                          2,417,659         2,311,871      9/10/03     105,788
 Japanese Yen vs. Euro                          5,701,989         5,549,866      9/10/03     152,123
 Japanese Yen vs. Euro                          5,718,364         5,566,480      9/10/03     151,884

                                              Japanese Yen   Australian Dollar
                                            ---------------- -----------------
 Japanese Yen vs. Australian Dollar           $ 6,009,854       $ 5,934,657      9/10/03      75,197
 Japanese Yen vs. Australian Dollar             6,368,097         6,441,614      9/10/03     (73,517)

                                             Swedish Krona         Euro
                                            ---------------- -----------------
 Swedish Krona vs. Euro                       $ 7,906,667       $ 7,907,418     10/22/03        (751)
 Swedish Krona vs. Euro                         1,109,080         1,097,399     10/22/03      11,681
 Swedish Krona vs. Euro                         6,291,942         6,273,368     10/22/03      18,574
                                                                                          ----------
                                                                                           1,853,273
                                                                                          ----------

Net Unrealized Gain on Open Forward Foreign
  and Cross Currency Contracts                                                            $1,815,273
                                                                                          ==========


            *Local Currency on Forward Foreign
              Cross Currency Contracts            Buy       Sell
            ---------------------------------- --------- -----------
            Australian Dollar vs Japanese Yen  6,339,287 493,000,000
            Australian Dollar vs Japanese Yen  3,700,000 287,786,000
            Australian Dollar vs Japanese Yen  8,577,417 663,000,000
            Canadian Dollar vs Euro            7,500,000   4,641,089
            Euro vs. British Pound             5,128,161   3,600,000
            Euro vs. British Pound             3,186,743   2,250,000

          Notes to Financial Statements
          (continued)

         International Fixed Income Investments (continued)

         *Local Currency on Forward Foreign
           Cross Currency Contracts               Buy           Sell
         ----------------------------------  -------------  -------------
         Euro vs. Japanese Yen                   5,233,904    710,000,000
         Euro vs. Japanese Yen                   2,658,031    359,100,000
         Euro vs. Japanese Yen                   2,723,181    363,000,000
         Euro vs. Japanese Yen                   8,301,802  1,105,800,000
         Euro vs. Japanese Yen                   2,889,561    382,000,000
         Euro vs. Japanese Yen                   5,391,899    738,000,000
         Euro vs. Japanese Yen                   7,611,348  1,019,464,000
         Euro vs. Japanese Yen                   5,022,326    667,000,000
         Euro vs. Japanese Yen                   5,025,239    667,000,000
         Euro vs. Australian Dollar              4,704,829      8,200,000
         Euro vs. Australian Dollar              1,300,017      2,200,000
         Euro vs. Swedish Krona                  5,721,678     52,768,176
         Euro vs. Swedish Krona                  4,875,824     44,900,000
         Euro vs. Swedish Krona                  1,997,113     18,400,000
         Euro vs. Swedish Krona                  2,875,153     26,500,000
         Euro vs Canadian Dollar                 1,314,558      2,100,000
         Euro vs Canadian Dollar                   447,827        700,000
         Euro vs. Hungarian Forint               3,442,885    925,000,000
         British Pound vs Euro                   5,850,000      8,394,318
         British Pound vs Euro                   3,500,000      4,987,247
         British Pound vs Japanese Yen           3,604,946    682,000,000
         British Pound vs Japanese Yen           1,750,000    323,340,500
         British Pound vs Japanese Yen           1,750,000    323,194,375
         British Pound vs Japanese Yen           1,750,000    322,490,000
         British Pound vs Japanese Yen           1,750,000    322,621,250
         Hungarian Forint vs Euro               69,719,000        260,000
         Japanese Yen vs British Pound         682,000,000      3,529,646
         Japanese Yen vs British Pound         321,658,750      1,750,000
         Japanese Yen vs British Pound         321,833,750      1,750,000
         Japanese Yen vs. Euro               1,595,500,000     11,523,891
         Japanese Yen vs. Euro               2,862,940,000     20,745,942
         Japanese Yen vs. Euro                 663,000,000      4,855,009
         Japanese Yen vs. Euro                 791,000,000      5,847,996
         Japanese Yen vs. Euro                 701,000,000      5,264,027
         Japanese Yen vs. Euro                 682,000,000      5,054,847
         Japanese Yen vs. Euro                 282,000,000      2,103,646
         Japanese Yen vs. Euro                 665,090,050      5,050,000
         Japanese Yen vs. Euro                 667,000,000      5,065,118
         Japanese Yen vs. Australian Dollar    701,000,000      9,150,122
         Japanese Yen vs. Australian Dollar    742,786,000      9,931,755
         Swedish Krona vs. Euro                 66,300,000      7,204,016
         Swedish Krona vs. Euro                  9,300,000        999,780
         Swedish Krona vs. Euro                 52,760,000      5,715,323

          Notes to Financial Statements
          (continued)


7. Repurchase Agreements

The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Lending of Portfolio Securities

The Funds have an agreement with the custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned.

At August 31, 2003, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

           Fund                                             Value
           ----------------------------------------------------------
           Small Capitalization Value Equity Investments $ 42,215,504
           Small Capitalization Growth Investments......  123,571,918
           International Equity Investments.............   75,564,710
           International Fixed Income Investments.......    4,951,478

At August 31, 2003, the Funds listed below received cash collateral which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral was as follows:

           Fund                                             Value
           ----------------------------------------------------------
           Small Capitalization Value Equity Investments $ 42,861,747
           Small Capitalization Growth Investments......  126,325,682
           International Equity Investments.............   78,138,355
           International Fixed Income Investments.......    5,104,400

In addition, Small Capitalization Growth Investments received securities collateral amounting to $77,051, which is maintained in a segregated account by the custodian.

Income earned by the Funds from securities for the year ended August 31, 2003 were as follows:

Fund                                                                         Value
------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments.............................. $ 58,623
Small Capitalization Growth Investments....................................  298,724
International Equity Investments...........................................  471,583
Emerging Markets Equity Investments........................................    5,121
International Fixed Income Investments.....................................    7,103

          Notes to Financial Statements
          (continued)


9. Swap Contracts

Emerging Markets Equity Investments has entered into an index swap agreement and security price swap agreements with Merrill Lynch International and Morgan Stanley. The Fund will record the difference between a predetermined fixed interest rate and the closing value on the MSCI Mexico Index, MSCI Thailand Index, MSCI Brazil Index and the MSCI India Index. These differences are netted out in a cash settlement on the expiration date, with the Fund receiving or paying, as the case may be, only the net amount of the two differences. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. As of August 31, 2003, the Fund entered into the following index and security price swap agreements:

Swap Counterparty................................. Morgan Stanley
Effective Date.................................... August 29, 2002
Notional Amount (Resets Quarterly)................ $300,000
Payments Made by the Fund......................... Floating Factor (MSCI Brazil U.S. Dollar Gross
                                                   Dividends Reinvested Index)
Payments Received by the Fund..................... Floating Rate (LIBOR-3.00%)
Termination Date.................................. September 4, 2003
Unrealized Appreciation as of August 31, 2003..... $55,381
                                                   =======
Swap Counterparty................................. Morgan Stanley
Effective Date.................................... March 10, 2003
Notional Amount (Resets Quarterly)................ $600,000
Payments Made by the Fund......................... Floating Factor (MSCI Thailand U.S. Dollar Gross
                                                   Dividends Reinvested Index)
Payments Received by the Fund..................... Floating Rate (LIBOR-2.65%)
Termination Date.................................. March 15, 2004
Unrealized Appreciation as of August 31, 2003..... $155,752
                                                   ========
Swap Counterparty................................. Morgan Stanley
Effective Date.................................... January 9, 2003
Notional Amount (Resets Quarterly)................ $400,000
Payments Made by the Fund......................... Floating Factor (MSCI Mexico U.S. Dollar Gross
                                                   Dividends Reinvested Index)
Payments Received by the Fund..................... Floating Rate (LIBOR-2.50%)
Termination Date.................................. January 14, 2004
Unrealized Appreciation as of August 31, 2003..... $7,531
                                                   ======
Swap Counterparty................................. Merrill Lynch International
Effective Date.................................... January 17, 2003
Notional Amount (Resets Quarterly)................ $729,961
Payments Made by the Fund......................... Floating Factor (MSCI India Total Return Index)
Payments Received by the Fund..................... Floating Rate (LIBOR-2.00%)
Termination Date.................................. January 16, 2004
Unrealized Appreciation as of August 31, 2003..... $135,856
                                                   ========

At August 31, 2003, Emerging Markets Equity Investments had total unrealized appreciation of $354,520 from swap contracts.

          Notes to Financial Statements
          (continued)

10. Capital Loss Carryforward

At August 31, 2003, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Fund                                             Total        2007        2009        2010         2011
-----------------------------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments $  3,926,000          --         --           -- $  3,926,000
Small Capitalization Growth Investments......  462,051,000          --         -- $270,178,000  191,873,000
International Equity Investments.............  308,155,000          --         --  223,516,000   84,639,000
Emerging Markets Equity Investments..........  162,373,000 $83,792,000 $2,094,000   41,588,000   34,899,000
International Fixed Income Investments.......    2,653,000          --  2,653,000           --           --

Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments had capital losses realized of $11,630,213, $243,280, $47,108,453 and $416,413, respectively, after October 31, 2002, which were deferred for tax purposes to the first day of the following year.

11. Income Tax Information and Distributions to Shareholders

At August 31, 2003, the tax basis components of distributable earnings were:

                                              Undistributed  Accumulated     Unrealized
                                                Ordinary       Capital      Appreciation
Fund                                             Income         Loss       (Depreciation)
-----------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments  $3,120,268   $  (3,926,057)  $47,542,808
Small Capitalization Growth Investments......          --    (462,051,491)   98,626,861
International Equity Investments.............   8,202,916    (308,154,938)   66,391,770
Emerging Markets Equity Investments..........     822,007    (162,373,127)   40,823,787
International Fixed Income Investments.......   6,267,893      (2,653,370)   (2,961,175)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to losses recognized for books but deferred for tax.

The tax character of distributions paid during the year ended August 31, 2003 was:

                                                           Long-Term
                                               Ordinary     Capital
Fund                                            Income       Gains       Total
---------------------------------------------------------------------------------
Small Capitalization Value Equity Investments $12,971,233 $11,736,719 $24,707,952
International Equity Investments.............   1,584,789          --   1,584,789
Emerging Markets Equity Investments..........   1,744,393          --   1,744,393
International Fixed Income Investments.......   4,474,320          --   4,474,320

For the year ended August 31, 2003, Small Capitalization Growth Investments did not make any distributions.

          Notes to Financial Statements
          (continued)


12. Shares of Beneficial Interest

At August 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                 Year Ended      Year Ended
                                               August 31, 2003 August 31, 2002
                                               --------------- ---------------
 Small Capitalization Value Equity Investments
 Shares sold..................................     3,615,984      12,157,560
 Shares issued on reinvestment................     2,381,607       2,634,143
 Shares reacquired............................   (14,981,108)    (22,224,788)
                                                 -----------     -----------
 Net Decrease.................................    (8,983,517)     (7,433,085)
                                                 ===========     ===========
 Small Capitalization Growth Investments
 Shares sold..................................     8,074,273      15,068,395
 Shares reacquired............................   (18,667,992)    (23,810,311)
                                                 -----------     -----------
 Net Decrease.................................   (10,593,719)     (8,741,916)
                                                 ===========     ===========
 International Equity Investments
 Shares sold..................................    12,202,021      45,891,726
 Shares issued on reinvestment................       236,123          25,722
 Shares reacquired............................   (21,504,389)    (59,445,252)
                                                 -----------     -----------
 Net Decrease.................................    (9,066,245)    (13,527,804)
                                                 ===========     ===========
 Emerging Markets Equity Investments
 Shares sold..................................     6,880,913      12,890,253
 Shares issued on reinvestment................       340,040         291,830
 Shares reacquired............................   (12,122,150)    (26,136,633)
                                                 -----------     -----------
 Net Decrease.................................    (4,901,197)    (12,954,550)
                                                 ===========     ===========
 International Fixed Income Investments
 Shares sold..................................     2,998,104       3,184,162
 Shares issued on reinvestment................       548,064         775,681
 Shares reacquired............................    (6,290,975)     (9,306,030)
                                                 -----------     -----------
 Net Decrease.................................    (2,744,807)     (5,346,187)
                                                 ===========     ===========

          Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value Equity Investments
------------------------------------------------------------------------------------
                                            2003    2002    2001(1)   2000    1999
                                           ------- -------  -------  ------- ------
Net Asset Value, Beginning of Year........ $11.56  $12.54   $10.72   $10.56  $11.11
                                           ------  ------   ------   ------  ------
Income (Loss) From Operations:
  Net investment income...................   0.13    0.15     0.19     0.20    0.19
  Net realized and unrealized gain (loss).   1.25   (0.48)    1.90     0.30    1.28
                                           ------  ------   ------   ------  ------
Total Income (Loss) From Operations.......   1.38   (0.33)    2.09     0.50    1.47
                                           ------  ------   ------   ------  ------
Less Distributions From:
  Net investment income...................  (0.05)  (0.19)   (0.13)   (0.16)  (0.20)
  Net realized gains......................  (0.59)  (0.46)   (0.14)   (0.18)  (1.82)
                                           ------  ------   ------   ------  ------
Total Distributions.......................  (0.64)  (0.65)   (0.27)   (0.34)  (2.02)
                                           ------  ------   ------   ------  ------
Net Asset Value, End of Year.............. $12.30  $11.56   $12.54   $10.72  $10.56
                                           ======  ======   ======   ======  ======
Total Return..............................  13.12%  (2.85)%  19.98%    5.09%  13.61%
Net Assets, End of Year (millions)........   $425    $503     $639     $852    $744
Ratios to Average Net Assets:
  Expenses................................   1.20%   1.13%    0.94%    0.91%   0.96%
  Net investment income...................   1.00    0.94     1.70     2.12    1.70
Portfolio Turnover Rate...................     33%     54%      63%      72%     53%

Small Capitalization Growth Investments
------------------------------------------------------------------------------------
                                           2003(1) 2002(1)  2001(1)  2000(1)  1999
                                           ------- -------  -------  ------- ------
Net Asset Value, Beginning of Year........ $ 9.01  $12.26   $24.36   $17.93  $12.83
                                           ------  ------   ------   ------  ------
Income (Loss) From Operations:
  Net investment loss.....................  (0.07)  (0.09)   (0.08)   (0.11)  (0.07)
  Net realized and unrealized gain (loss).   2.89   (3.16)   (7.71)    8.66    5.68
                                           ------  ------   ------   ------  ------
Total Income (Loss) From Operations.......   2.82   (3.25)   (7.79)    8.55    5.61
                                           ------  ------   ------   ------  ------
Less Distributions From:
  Net realized gains......................     --      --    (4.31)   (2.12)  (0.51)
                                           ------  ------   ------   ------  ------
Total Distributions.......................     --      --    (4.31)   (2.12)  (0.51)
                                           ------  ------   ------   ------  ------
Net Asset Value, End of Year.............. $11.83  $ 9.01   $12.26   $24.36  $17.93
                                           ======  ======   ======   ======  ======
Total Return..............................  31.30% (26.51)% (34.21)%  50.57%  44.32%
Net Assets, End of Year (millions)........   $497    $474     $752   $1,572  $1,109
Ratios to Average Net Assets:
  Expenses................................   1.27%   1.20%    1.06%    0.98%   0.93%
  Net investment loss.....................  (0.77)  (0.79)   (0.51)   (0.50)  (0.39)
Portfolio Turnover Rate...................     88%     91%      80%     110%    108%

--------
(1) Per share amounts have been calculated using the monthly average shares method.

          Financial Highlights
          (continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
------------------------------------------------------------------------------------
                                           2003(1) 2002(1)  2001(1)   2000    1999
                                           ------- -------  -------  ------- -------
Net Asset Value, Beginning of Year........  $6.93   $8.26   $13.50   $12.43  $10.69
                                            -----  ------   ------   ------  ------
Income (Loss) From Operations:
  Net investment income...................   0.10    0.03     0.05     0.14    0.09
  Net realized and unrealized gain (loss).   0.81   (1.36)   (3.59)    2.19    2.39
                                            -----  ------   ------   ------  ------
Total Income (Loss) From Operations.......   0.91   (1.33)   (3.54)    2.33    2.48
                                            -----  ------   ------   ------  ------
Less Distributions From:
  Net investment income...................  (0.02)  (0.00)*  (0.05)   (0.11)  (0.15)
  Net realized gains......................     --      --    (1.65)   (1.15)  (0.59)
                                            -----  ------   ------   ------  ------
Total Distributions.......................  (0.02)  (0.00)*  (1.70)   (1.26)  (0.74)
                                            -----  ------   ------   ------  ------
Net Asset Value, End of Year..............  $7.82   $6.93   $ 8.26   $13.50  $12.43
                                            =====  ======   ======   ======  ======
Total Return..............................  13.21% (16.08)% (28.67)%  19.17%  24.06%
Net Assets, End of Year (millions)........   $533    $535     $749   $1,569  $1,385
Ratios to Average Net Assets:
  Expenses................................   1.14%   1.23%    1.03%    0.94%   0.82%
  Net investment income...................   1.55    0.39     0.49     0.54    0.90
Portfolio Turnover Rate...................    110%    131%      64%      75%     45%
Emerging Markets Equity Investments
------------------------------------------------------------------------------------
                                           2003(1) 2002(1)  2001(1)  2000(1) 1999(1)
                                           ------- -------  -------  ------- -------
Net Asset Value, Beginning of Year........  $5.22   $5.12    $7.35    $6.74   $4.37
                                            -----  ------   ------   ------  ------
Income (Loss) From Operations:
  Net investment income (loss)............   0.04    0.02     0.05    (0.02)   0.05
  Net realized and unrealized gain (loss).   1.28    0.11    (2.28)    0.67    2.36
                                            -----  ------   ------   ------  ------
Total Income (Loss) From Operations.......   1.32    0.13    (2.23)    0.65    2.41
                                            -----  ------   ------   ------  ------
Less Distributions From:
  Net investment income...................  (0.06)  (0.03)      --    (0.04)  (0.04)
                                            -----  ------   ------   ------  ------
Total Distributions.......................  (0.06)  (0.03)      --    (0.04)  (0.04)
                                            -----  ------   ------   ------  ------
Net Asset Value, End of Year..............  $6.48   $5.22    $5.12    $7.35   $6.74
                                            =====  ======   ======   ======  ======
Total Return..............................  25.51%   2.62%  (30.34)%   9.62%  55.37%
Net Assets, End of Year (millions)........   $196    $184     $246     $305    $318
Ratios to Average Net Assets:
  Expenses................................   1.79%   1.72%    1.69%    1.66%   1.72%
  Net investment income (loss)............   0.86    0.40     0.79    (0.24)   0.84
Portfolio Turnover Rate...................     88%     65%      83%     110%    135%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
 *   Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
---------------------------------------------------------------------------------------
                                             2003(1) 2002(1) 2001(1)  2000(1)  1999(1)
                                             ------- ------- -------  -------  -------
Net Asset Value, Beginning of Year..........  $7.47   $7.19   $7.24    $8.10    $8.34

                                              -----   -----   -----    -----    -----
Income (Loss) From Operations:
 Net investment income(2)...................   0.25    0.29    0.31     0.36     0.42
 Net realized and unrealized gain (loss)(2).   0.51    0.29   (0.05)   (0.84)   (0.24)

                                              -----   -----   -----    -----    -----
Total Income (Loss) From Operations.........   0.76    0.58    0.26    (0.48)    0.18

                                              -----   -----   -----    -----    -----
Less Distributions From:
 Net investment income......................  (0.30)  (0.12)  (0.00)*  (0.06)   (0.42)
 Capital....................................     --   (0.18)  (0.31)   (0.32)   (0.00)*

                                              -----   -----   -----    -----    -----
Total Distributions.........................  (0.30)  (0.30)  (0.31)   (0.38)   (0.42)

                                              -----   -----   -----    -----    -----
Net Asset Value, End of Year................  $7.93   $7.47   $7.19    $7.24    $8.10

                                              =====   =====   =====    =====    =====
Total Return................................  10.28%   8.39%   3.80%   (6.13)%   2.30%
Net Assets, End of Year (millions)..........   $112    $126    $160     $236     $236
Ratios to Average Net Assets:
 Expenses...................................   1.04%   1.02%   0.94%    0.98%    0.94%
 Net investment income(2)...................   3.21    4.04    4.26     4.70     4.85
Portfolio Turnover Rate.....................    288%    271%    293%     225%     204%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, net investment income, net realized and unrealized gain per share and the ratio of net investment income to average net assets would have been $0.31, $0.27 and 4.42%. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
*   Amount represents less than $0.01 per share.

          Independent Auditors' Report

The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments ("Funds") of Consulting Group Capital Markets Funds ("Trust") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Trust as of August 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
October 13, 2003

          Additional Information
          (unaudited)

Information about Trustees and Officers

The business and affairs of the Consulting Group Capital Markets Funds ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent, (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                           Term of                            Number of
                                           Office*                            Portfolios
                                             and                               in Fund
                              Position(s)  Length                              Complex
                               Held with   of Time  Principal Occupation(s)    Overseen    Other Trusteeships
Name, Address and Age            Fund      Served     During Past 5 Years     by Trustee    Held by Trustee
---------------------        ------------- ------- -------------------------- ---------- ----------------------
Non-Interested Trustees:
H. John Ellis                Trustee        Since  Retired                       28               None
858 East Crystal Downs Drive                1999
Frankfort, MI 49635
Age 76
Armon E. Kamesar             Trustee        Since  Chairman, TEC                 28      Inter Ocean
7328 Country Club Drive                     1994   International; Trustee,               Systems Inc.
LaJolla, CA 92037                                  U.S. Bankruptcy Court
Age 75
Stephen E. Kaufman           Trustee        Since  Attorney                      55               None
Stephen E. Kaufman PC Co.                   1991
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71
John J. Murphy               Trustee        Since  President, Murphy Capital     28      Barclays International
123 Prospect Street                         2002   Management                            Funds Group Ltd. and
Ridgewood, NJ 07450                                                                      affiliated companies.
Age 59

Interested Trustee:
R. Jay Gerken, CFA**         Chairman,      Since  Managing Director of          218              None
Citigroup Asset Management   President and  2002   Citigroup Global Markets
("CAM")                      Chief                 Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor   Executive             President and Chief
New York, NY 10022           Officer               Executive Officer of Smith
Age 52                                             Barney Fund Management
                                                   LLC ("SBFM"), Travelers
                                                   Investment Adviser, Inc.
                                                   ("TIA") and Citi Fund
                                                   Management Inc. ("CFM")

          Additional Information
          (unaudited) (continued)


                                                Term of                              Number of
                                                Office*                              Portfolios
                                                  and                                 in Fund
                                  Position(s)   Length                                Complex
Name, Address and                  Held with    of Time   Principal Occupation(s)     Overseen  Other Trusteeships
Age                                  Fund       Served      During Past 5 Years      by Trustee  Held by Trustee
---                              -------------- ------- ---------------------------- ---------- ------------------
Officers:
Lewis E. Daidone CAM             Senior Vice     Since  Managing Director of            N/A            N/A
                                 President and   1994   CGM; Director and Senior
125 Broad Street, 11th Floor New Chief                  Vice President of SBFM
York, NY 10004 Age               Administrative         and TIA; Director of CFM;
46                               Officer                Chief Financial Officer of
                                                        certain mutual funds
                                                        affiliated with Citigroup
                                                        Inc. ("Citigroup") and
                                                        formerly Treasurer of the
                                                        mutual funds affiliated with
                                                        Citigroup
Paul M. Hatch                    Investment      Since  Executive Vice President        N/A            N/A
The Consulting Group             Officer         2001   of CGM; Chief Operating
222 Delaware Avenue                                     Officer of The Consulting
Wilmington, DE 19801                                    Group
Age 45
Leroy T. Pease                   Investment      Since  First Vice President of         N/A            N/A
The Consulting Group             Officer         1996   CGM
222 Delaware Avenue
Wilmington, DE 19801
Age 43
Stephen M. Hagan                 Investment      Since  First Vice President of         N/A            N/A
The Consulting Group             Officer         1997   CGM
222 Delaware Avenue
Wilmington, DE 19801
Age 35
Frances M. Guggino               Controller      Since  Vice President of CGM           N/A            N/A
CAM                                              2002
125 Broad Street,
10th Floor
New York, NY 10004
Age 45
Christina T.                     Secretary       Since  Managing Director of            N/A            N/A
Sydor CAM                                        1994   CGM; General Counsel
300 First Stamford                                      and Secretary of SBFM and
Place Stamford, CT                                      TIA
06902 Age 52

          Additional Information
          (unaudited) (continued)

                                 Term of                             Number of
                                 Office*                             Portfolios
                                   and                                in Fund
                     Position(s) Length                               Complex
Name, Address and     Held with  of Time   Principal Occupation(s)    Overseen  Other Trusteeships
Age                     Fund     Served      During Past 5 Years     by Trustee  Held by Trustee
---                  ----------- ------- --------------------------- ---------- ------------------
Andrew Beagley       Chief Anti-  Since  Director, CGM (since           N/A            N/A
CAM  399 Park Avenue Money        2002   2000); Director of
New York, NY         Laundering          Compliance, North
10022 Age 40         Compliance          America, Citigroup Asset
                     Officer             Management (since 2000);
                                         Director of Compliance,
                                         Europe, the Middle East
                                         and Africa, Citigroup Asset
                                         Management (from 1999
                                         to 2000); Compliance
                                         Officer, Salomon Brothers
                                         Asset Management Ltd.,
                                         Smith Barney Global
                                         Capital Management Inc.,
                                         Salomon Brothers Asset
                                         Management Asia Pacific
                                         Ltd. (from 1997 to 1999)
Robert I. Frenkel    Chief Legal  Since  Managing Director and          N/A            N/A
CAM                  Officer      2003   General Counsel, Global
300 First Stamford                       Mutual Funds for CAM
Place                                    and its predecessor (since
Stamford, CT 06902                       1994)
Age 48

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

          Tax Information
          (unaudited)

The following August 31, 2003 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

   The Funds listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

     Small Capitalization Value Equity Investments................................ $11,736,719

   The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

     Small Capitalization Value Equity Investments................................       27.16%

The total foreign sourced income received by International Equity Investments and Emerging
Markets Equity Investments, respectively, were $0.2022 per share (or a total amount of
$13,778,822) and $0.1551 per share (or a total amount of $4,691,378). The total amounts of foreign taxes paid, respectively, were $0.0225 per share (or a total amount of $1,535,805)
and $0.0236 per share (or a total amount of $714,232).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                              WWW.SMITHBARNEY.COM



[LOGO]
SMITHBARNEY
      citigroup

         (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC. Smith Barney
          and Consulting Group are divisions of Citigroup Global Markets Inc.
        Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.

              This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not
        authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.

     TK 2120B, 8/03    Consulting Group Capital Markets Funds . 222 Delaware
                   Avenue . Wilmington, Delaware    .    19801

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the registrant has determined that Armon Kamesar, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Kamesar as the Audit Committee's financial expert. Mr. Kamesar is an "independent" Trustee pursuant to paragraph (a)(2) of
          Item 3 to Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Consulting Group Capital Markets Funds


By:   /s/ R. Jay Gerken
      --------------------------------------
      R. Jay Gerken
      Chief Executive Officer of
      Consulting Group Capital Markets Funds

Date: October 31, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      --------------------------------------
      (R. Jay Gerken)
      Chief Executive Officer of
      Consulting Group Capital Markets Funds

Date: October 31, 2003


By:   /s/ Lewis E. Daidone
      --------------------------------------
      (Lewis E. Daidone)
      Chief Administrative Officer of
      Consulting Group Capital Markets Funds

Date: October 31, 2003